UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06040

Nuveen Municipal Market Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2013

NPP
Nuveen Performance Plus Municipal Fund, Inc.

NMA
Nuveen Municipal Advantage Fund, Inc.

NMO
Nuveen Municipal Market Opportunity Fund, Inc.

NAD
Nuveen Dividend Advantage Municipal Fund

NXZ
Nuveen Dividend Advantage Municipal Fund 2

NZF
Nuveen Dividend Advantage Municipal Fund 3

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess
If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	22

Report of Independent Registered Public Accounting Firm	24

Portfolios of Investments	25

Statement of Assets and Liabilities	99

Statement of Operations	101

Statement of Changes in Net Assets	102

Statement of Cash Flows	104

Financial Highlights	106

Notes to Financial Statements	115

Board Members & Officers	127

Annual Investment Management Agreement Approval Process	132

Reinvest Automatically, Easily and Conveniently	140

Glossary of Terms Used in this Report	141

Additional Fund Information	143

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio managers Thomas C. Spalding, CFA, and Paul L. Brennan, CFA, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six national Funds. Tom has managed NXZ since its inception in 2001 and NPP, NMA, NMO and NAD since 2003. Paul assumed portfolio management responsibility for NZF in 2006.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting, the central bank reiterated this decision and said that it expected to continue its “highly accommodative stance of monetary policy” for “a considerable time” after the purchase program ends and the economic recovery strengthens. Finally, in December of 2013, the Fed announced a decision to slow down its bond buying program beginning in January of 2014.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.0% year-over-year as of October 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed’s target of 6.5%. As of October 2013, the national unemployment rate was 7.3%, up from 7.2% in September 2013 but below the 7.9% reported in October 2012. The slight uptick in October’s number reflected the increase in federal employees furloughed due to the government shutdown that month. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller index of 20 major metropolitan areas rose 13.3% for the twelve months ended September 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. Subsequent to the close of this reporting period, Congress preliminarily passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown if it wins final passage. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility. This was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history, and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in downgrades on the commonwealth’s bonds.

While municipal bond prices generally rallied during the first part of this reporting period, as strong demand and tight supply created favorable municipal market conditions, we saw the environment shift during the second half of the reporting period. The Treasury market traded off, the municipal market followed suit, and spreads widened as investor concern grew. This unsettled environment prompted increased selling by bondholders across the fixed income markets. Following the Fed’s September decision to delay tapering, we saw some stabilization of municipal bond fund flows and an October rally in municipal bond prices. However, for the reporting period as a whole, municipal bond prices generally declined, especially at the longer end of the maturity spectrum, while interest rates rose. At the same time, fundamentals on municipal bonds remained strong, as state governments made good progress in

6	Nuveen Investments

dealing with budget issues. Due to strong growth in personal tax collections, state tax revenues have increased for 15 consecutive quarters, while on the expense side, the states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the present political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. Over the twelve months ended October 31, 2013, municipal bond issuance nationwide totaled $335.2 billion, a decrease of 11.7% from the issuance for the twelve-month period ended October 31, 2012.

What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2013?

As the municipal market environment shifted during this reporting period, from one characterized by heavy bond calls, tight supply and lower yields to one marked by increased market volatility and rising rates, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term.

During this reporting period, these Funds found value in diversified areas of the market, including health care, transportation, water and sewer and tobacco. A number of new health care issues that we considered attractively priced enabled us to add to our exposure in that sector. We also purchased a variety of bonds issued for tollroads in many of the Funds, including issues in Virginia, Illinois, Ohio and the Grand Parkway in Houston, Texas, which, when completed, will be the longest beltway in the U.S., at 184 miles. Also in the transportation sector, heavy supply of airport bonds in both the primary and secondary markets provided opportunities to add to our holdings there, such as airports in Dallas/Fort Worth, Miami and Denver. For those bond calls affecting our holdings of Louisiana and Washington tobacco credits, we also purchased tobacco bonds from other issuers in order to keep our tobacco exposure relatively stable. During the summer, as the market sold off, we were able to find these bonds at attractive prices in the secondary market. Geographically speaking, we often looked to states with heavier issuance to find value, such as California, Texas and Florida.

Our focus during the reporting period was to maintain the Funds’ positioning, as we believed they were well situated for the existing environment. During the market sell-off, we took advantage of attractive opportunities to slightly increase the Funds’ credit and duration profiles. As interest rates rose, NZF focused purchases on bonds with maturities of 20 years and longer, while NPP, NMA, NMO, NAD and NXZ emphasized maturities of 15 years and longer. In both cases, this enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve. Over the reporting period, the Funds tended to purchase bonds in the middle to lower investment quality categories, including a small amount of below-investment grade credits.

Activity during the reporting period was driven primarily by the reinvestment of proceeds from called and matured bonds, which was aimed at keeping the Funds fully invested and supporting their income streams. During the first part of this reporting period, we experienced an increased number of current bond calls resulting from a growth in refinancings, which provided a meaningful source of liquidity. Although refinancing activity declined as interest rates rose in the latter

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

months of this reporting period, we continued to have cash from the earlier refundings to reinvest. Despite the decrease in new issuance, we continued to find opportunities to purchase bonds that helped achieve our goals for these Funds.

As of October 31, 2013, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during this twelve-month reporting period ended October 31, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2013. Each Fund’s returns are compared with the performance of a corresponding market index & Lipper classification average.

For the twelve months ended October 31, 2013, the total returns on common share net asset value (NAV) for these six Funds underperformed the return for the national S&P Municipal Bond Index. For the same period, all six Funds exceeded the average return for the Lipper General and Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits with maturities of five years or less posted the best returns during this reporting period, while bonds at the longest end of the municipal yield curve produced the weakest results. In general, while these Funds tended to have durations longer than the market average, individual differences in duration and yield curve positioning were the major drivers of differences in performance. Among these Funds, NXZ was more advantageously positioned in terms of duration and yield curve, followed by NMO and NAD, which helped their performance. The remaining three Funds had less exposure to the outperforming short end of the yield curve and greater exposure to the longer parts of the yield curve that underperformed.

Credit exposure also factored into the Funds’ performance, especially during the latter half of the reporting period, as events in the municipal market led investors to avoid risk. High yield bonds came under selling pressure and credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, began to widen. For the reporting period, AAA-rated and AA-rated bonds generally outperformed A-and BBB-rated bonds. Among these Funds, NMA had the greatest combined exposure to A- and BBB-rated bonds, which detracted from its performance. Although all of the Funds tended to have heavy weightings in A-rated bonds, this was offset to some degree by their weightings of AAA- and AA-rated bonds. Overall, the impact of the Funds’ credit exposure tended to be neutral to slightly negative for the reporting period.

After underperforming for many months, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the best performing market segments. The outperformance of these bonds can be attributed primarily

8	Nuveen Investments

to their shorter effective maturities and higher credit quality. As of October 31, 2013, NMA held the heaviest weighting of pre-refunded bonds among these Funds, while NAD had the smallest allocation. Housing, health care and general obligation (GO) bonds also tended to outperform the general municipal market. All of these Funds had strong exposure to the health care sector, especially NMA and NXZ, which benefited their performance.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that lagged municipal market performance by the widest margins were transportation, water and sewer and electric utilities. All of the Funds had double-digit weightings in the transportation sector. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed poorly, due in part to their longer effective durations and lower credit ratings. As of October 31, 2013, all of these Funds had exposure to tobacco bonds, with NPP having the heaviest weighting and NZF the smallest.

During this reporting period, two credit situations weighed on the municipal market. It is important to note that, while these situations received much attention from the media, they represent isolated events. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy. Detroit, burdened by decades of population loss, declines in the auto manufacturing industry and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts and significant legal questions that must be addressed. All of these Funds had allocations of Detroit water and sewer credits, which are supported by revenue streams generated by service fees. Many of these holdings also are insured. In addition, NMO held a small position in Detroit limited tax obligation bonds for state aid backed by the state of Michigan and NZF held Detroit City School District bonds, which are insured. During this reporting period, these holdings had a negligible impact on the Funds’ investment performance due to the Detroit bankruptcy.

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2 and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013(subsequent to the close of this reporting period), Fitch announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely.While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks.On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

For the reporting period ended October 31, 2013, Puerto Rico paper underperformed the municipal market as a whole. All of these Funds have limited exposure to Puerto Rico bonds, the majority of which are the sales tax bonds issued by COFINA, which we consider the best of the Puerto Rico issuance. The Funds also hold small positions in a variety of other Puerto Rico credits, including highway, housing, electric utilities and aqueduct bonds. Much of this exposure is insured, which we believe adds a measure of value. NMA also has a small position in insured Puerto Rico GO credits. Overall, the small nature of our exposure helped to limit the impact of the Puerto Rico bonds’ underperformance on the Funds.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a negative contribution to the performance of these Funds over this reporting period.

As of October 31, 2013, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table.

	NPP	NMA	NMO	NAD	NXZ	NZF
Effective Leverage*	39.87%	37.46%	39.17%	37.01%	35.54%	35.55%
Regulatory Leverage*	37.58%	32.61%	35.77%	31.85%	31.34%	29.25%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	11

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	MTP Shares				VMTP Shares		VRDP Shares
	Series	Shares Issued at Liquidation Value	Annual Interest Rate	NYSE MKT Ticker	Series	Shares Issued at Liquidation Value	Series	Shares Issued at Liquidation Value	Total
NPP		$—	—	—	2015	$535,000,000		$—	$535,000,000
NMA		$—	—	—	—	$—	1	$296,800,000	$296,800,000
NMO		$—	—	—	—	$—	1	$350,900,000	$350,900,000
NAD	2015	$144,300,000	2.70%	NAD PRC	2014	$120,400,000	—	$—
		$144,300,000				$120,400,000			$264,700,000
NXZ		$—	—	—	—	$—	2	$196,000,000	$196,000,000
NZF	2016	$70,000,000	2.80%	NZF PRC	2014	$169,200,000	—	$—
		$70,000,000				$169,200,000			$239,200,000

During the current reporting period, NPP successfully exchanged of all of its outstanding 4,217 Series 2014 VMTP Shares for 4,217 Series 2015 VMTP Shares. Concurrent with this exchange, the Fund also issued an additional 1,133 shares, $113,300,000 at liquidation value, of Series 2015 VMTP Shares. Both of these transactions were completed in privately negotiated offerings. The Fund completed the exchange offer in which it refinanced its existing VMTP Shares with new VMTP Shares with a term redemption date of December 1, 2015. The proceeds from the additional VMTP Shares were used to take advantage of opportunities in the current municipal market.

Subsequent to the close of this reporting period, NAD redeemed all series of its MTP and 2014 VMTP Shares, at their $10.00 and $100,000 liquidation value per share, respectively, plus dividend amounts owed, with the proceeds from $265,000,000 of newly issued 2016 VMTP Shares. On December 10, 2013, 2016 VMTP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and NAD’s MTP Shares were redeemed on December 20, 2013. NAD’s 2014 VMTP Shares are anticipated to be redeemed on January 6, 2014.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP, VMTP and VRDP Shares.

12	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the current reporting period ended October 31, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NPP	NMA	NMO	NAD	NXZ	NZF
November	$0.0800	$0.0755	$0.0705	$0.0760	$0.0750	$0.0755
December	0.0770	0.0710	0.0670	0.0730	0.0670	0.0660
January	0.0770	0.0710	0.0670	0.0730	0.0670	0.0660
February	0.0770	0.0710	0.0670	0.0730	0.0670	0.0660
March	0.0770	0.0670	0.0645	0.0730	0.0670	0.0625
April	0.0770	0.0670	0.0645	0.0730	0.0670	0.0625
May	0.0770	0.0670	0.0645	0.0730	0.0670	0.0625
June	0.0770	0.0670	0.0645	0.0730	0.0670	0.0580
July	0.0770	0.0670	0.0645	0.0730	0.0670	0.0580
August	0.0770	0.0670	0.0645	0.0730	0.0670	0.0580
September	0.0770	0.0670	0.0645	0.0730	0.0670	0.0580
October	0.0770	0.0670	0.0645	0.0730	0.0670	0.0580

Ordinary Income Distribution*	$—	$0.0078	$—	$0.0053	$—	$0.0017

Market Yield**	6.77%	6.42%	6.35%	6.78%	6.19%	5.50%
Taxable-Equivalent Yield**	9.40%	8.92%	8.82%	9.42%	8.60%	7.64%

*	Distribution paid in December 2012.

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2013, all of the Funds in this report had positive UNII balances for tax and financial reporting purposes.

Nuveen Investments	13

Common Share Information (continued)

COMMON SHARE REPURCHASES

During November 2013 (subsequent to the close of this reporting period), the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding common shares.

	NPP	NMA	NMO	NAD	NXZ	NZF
Common Shares Cumulatively Repurchased and Retired	—	—	—	—	—	—
Common Shares Authorized for Repurchase	6,000,000	4,370,000	4,585,000	3,930,000	2,950,000	4,040,000

OTHER COMMON SHARE INFORMATION

As of October 31, 2013, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NPP	NMA	NMO	NAD	NXZ	NZF
Common Share NAV	$14.81	$14.04	$13.73	$14.42	$14.57	$14.32
Common Share Price	$13.64	$12.52	$12.19	$12.92	$12.99	$12.66
Premium/(Discount) to NAV	(7.90)%	(10.83)%	(11.22)%	(10.40)%	(10.84)%	(11.59)%
12-Month Average Premium/(Discount) to NAV	(5.58)%	(7.07)%	(7.31)%	(6.77)%	(7.28)%	(8.23)%

14	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that a Fund could lose more than its original principal investment.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

Nuveen Investments	15

NPP
Nuveen Performance Plus Municipal Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013
	Average Annual
	1-Year	5-Year	10-Year
NPP at Common Share NAV	(5.90)%	9.75%	5.61%
NPP at Common Share Price	(11.75)%	10.40%	5.65%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	21.8%
Health Care	17.3%
Transportation	16.2%
Tax Obligation/General	14.2%
U.S. Guaranteed	8.3%
Utilities	7.5%
Consumer Staples	6.3%
Other	8.4%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	13.9%
AA	36.3%
A	33.1%
BBB	7.9%
BB or Lower	6.5%
N/R	0.9%

States1
(as a % of total investments)
Illinois	17.5%
California	13.6%
Texas	9.3%
Colorado	7.1%
Florida	4.6%
Ohio	4.2%
New York	3.7%
Puerto Rico	3.7%
Massachusetts	2.6%
Pennsylvania	2.6%
Virginia	2.4%
Indiana	2.4%
New Jersey	2.3%
Nevada	2.3%
Washington	2.2%
Michigan	2.0%
Other	17.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

16	Nuveen Investments

NMA
Nuveen Municipal Advantage Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013
	Average Annual
	1-Year	5-Year	10-Year
NMA at Common Share NAV	(5.87)%	10.29%	5.48%
NMA at Common Share Price	(15.21)%	9.29%	4.58%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	20.7%
Transportation	17.5%
Tax Obligation/General	16.5%
Tax Obligation/Limited	15.1%
U.S. Guaranteed	9.4%
Utilities	6.6%
Consumer Staples	5.2%
Other	9.0%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	14.6%
AA	32.8%
A	31.9%
BBB	10.4%
BB or Lower	6.8%
N/R	0.6%

States1
(as a % of total investments)
California	16.1%
Illinois	10.3%
Texas	9.2%
Colorado	8.5%
New York	5.0%
Puerto Rico	4.6%
Ohio	4.5%
Louisiana	4.5%
Pennsylvania	3.8%
Indiana	3.4%
Nevada	3.1%
Michigan	2.6%
Arizona	2.4%
Florida	2.2%
New Jersey	2.1%
Other	17.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	17

NMO
Nuveen Municipal Market Opportunity Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013
	Average Annual
	1-Year	5-Year	10-Year
NMO at Common Share NAV	(4.99)%	9.10%	5.16%
NMO at Common Share Price	(13.41)%	8.06%	4.79%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Transportation	22.8%
Health Care	18.9%
Tax Obligation/General	14.0%
Tax Obligation/Limited	12.6%
U.S. Guaranteed	9.0%
Utilities	5.9%
Consumer Staples	5.7%
Other	11.1%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	13.8%
AA	37.3%
A	29.9%
BBB	9.3%
BB or Lower	6.8%
N/R	0.5%

States1
(as a % of total investments)
California	15.4%
Texas	11.5%
Illinois	11.0%
Ohio	5.9%
Colorado	5.5%
New York	4.1%
Florida	4.0%
Pennsylvania	4.0%
Puerto Rico	3.4%
Nevada	3.2%
Virginia	3.0%
Michigan	2.9%
North Carolina	2.9%
Indiana	2.1%
Washington	2.0%
Alaska	1.9%
Missouri	1.9%
Other	15.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

18	Nuveen Investments

NAD
Nuveen Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013
	Average Annual
	1-Year	5-Year	10-Year
NAD at Common Share NAV	(4.87)%	10.87%	5.74%
NAD at Common Share Price	(12.81)%	10.84%	4.89%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	20.9%
Tax Obligation/Limited	19.0%
Transportation	17.1%
Tax Obligation/General	17.0%
U.S. Guaranteed	6.6%
Consumer Staples	5.3%
Water and Sewer	4.4%
Other	9.7%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	12.1%
AA	40.5%
A	29.9%
BBB	8.3%
BB or Lower	4.0%
N/R	2.9%

States1
(as a % of municipal and corporate bonds)
Illinois	17.3%
California	8.7%
Texas	7.8%
New York	7.7%
Florida	6.0%
Colorado	5.7%
Washington	4.7%
Wisconsin	4.1%
Ohio	3.7%
Nevada	3.6%
Puerto Rico	3.5%
New Jersey	2.6%
Indiana	2.5%
Michigan	2.3%
Massachusetts	2.3%
Rhode Island	2.2%
Arizona	2.2%
Other	13.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	19

NXZ
Nuveen Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013
	Average Annual
	1-Year	5-Year	10-Year
NXZ at Common Share NAV	(4.58)%	9.71%	6.20%
NXZ at Common Share Price	(12.04)%	8.07%	5.29%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	23.1%
Health Care	20.3%
Transportation	16.4%
Tax Obligation/General	10.1%
U.S. Guaranteed	7.4%
Consumer Staples	5.3%
Water and Sewer	5.2%
Utilities	5.2%
Other	7.0%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	11.4%
AA	34.5%
A	32.1%
BBB	8.4%
BB or Lower	7.9%
N/R	3.7%

States1
(as a % of total investments)
Texas	18.4%
California	16.0%
Illinois	10.8%
Colorado	6.6%
New York	5.6%
Michigan	4.8%
Indiana	3.4%
Florida	3.2%
South Carolina	2.7%
Puerto Rico	2.4%
Georgia	2.2%
Nevada	1.9%
Ohio	1.8%
Massachusetts	1.7%
West Virginia	1.6%
Other	16.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

20	Nuveen Investments

NZF
Nuveen Dividend Advantage Municipal Fund 3
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013
	Average Annual
	1-Year	5-Year	10-Year
NZF at Common Share NAV	(5.93)%	10.23%	6.02%
NZF at Common Share Price	(15.08)%	10.52%	5.72%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	22.3%
Health Care	16.3%
Transportation	14.6%
Tax Obligation/General	11.9%
U.S. Guaranteed	9.4%
Education and Civic Organizations	6.3%
Water and Sewer	5.5%
Utilities	4.5%
Other	9.2%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	19.5%
AA	38.3%
A	24.6%
BBB	4.8%
BB or Lower	4.2%
N/R	6.5%

States1
(as a % of municipal and corporate bonds)
Texas	13.0%
Illinois	12.0%
California	9.2%
New York	6.5%
Michigan	5.6%
Indiana	5.5%
Georgia	4.5%
Nevada	3.9%
Louisiana	3.6%
Washington	3.5%
New Jersey	3.3%
Colorado	3.3%
Florida	2.7%
Massachusetts	2.4%
Ohio	2.3%
Arizona	2.2%
Other	16.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	21

NPP
Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on August 7, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

NMA
NMO

	NPP		NMA		NMO
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	51,053,181	—	33,406,325	—	36,770,170	—
Withhold	857,047	—	1,051,464	—	1,317,700	—
Total	51,910,228	—	34,457,789	—	38,087,870	—
Robert P. Bremner
For	51,046,625	—	33,365,195	—	36,773,426	—
Withhold	863,603	—	1,092,594	—	1,314,444	—
Total	51,910,228	—	34,457,789	—	38,087,870	—
Jack B. Evans
For	51,085,773	—	33,358,593	—	36,792,549	—
Withhold	824,455	—	1,099,196	—	1,295,321	—
Total	51,910,228	—	34,457,789	—	38,087,870	—
William C. Hunter
For	—	5,350	—	2,268	—	2,959
Withhold	—	—	—	700	—	550
Total	—	5,350	—	2,968	—	3,509
David J. Kundert
For	51,030,988	—	33,334,562	—	36,743,255	—
Withhold	879,240	—	1,123,227	—	1,344,615	—
Total	51,910,228	—	34,457,789	—	38,087,870	—
William J. Schneider
For	—	5,350	—	2,268	—	2,959
Withhold	—	—	—	700	—	550
Total	—	5,350	—	2,968	—	3,509
Judith M. Stockdale
For	50,964,314	—	33,320,556	—	36,725,152	—
Withhold	945,914	—	1,137,233	—	1,362,718	—
Total	51,910,228	—	34,457,789	—	38,087,870	—
Carole E. Stone
For	50,962,247	—	33,274,940	—	36,757,464	—
Withhold	947,981	—	1,182,849	—	1,330,406	—
Total	51,910,228	—	34,457,789	—	38,087,870	—
Virginia L. Stringer
For	50,949,203	—	33,330,401	—	36,737,183	—
Withhold	961,025	—	1,127,388	—	1,350,687	—
Total	51,910,228	—	34,457,789	—	38,087,870	—
Terence J. Toth
For	51,072,189	—	33,355,511	—	36,796,368	—
Withhold	838,039	—	1,102,278	—	1,291,502	—
Total	51,910,228	—	34,457,789	—	38,087,870	—

22	Nuveen Investments

NAD
NXZ
NZF

	NAD		NXZ		NZF
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	11,427,686	—	980	—	5,529,390
Withhold	—	2,136,673	—	980	—	1,179,491
Total	—	13,564,359	—	1,960	—	6,708,881
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William J. Schneider
For	—	11,304,686	—	980	—	5,518,779
Withhold	—	2,259,673	—	980	—	1,190,102
Total	—	13,564,359	—	1,960	—	6,708,881
Judith M. Stockdale
For	43,057,519	—	23,696,142	—	36,032,786	—
Withhold	3,050,662	—	1,007,884	—	2,632,916	—
Total	46,108,181	—	24,704,026	—	38,665,702	—
Carole E. Stone
For	43,120,098	—	23,709,136	—	36,073,882	—
Withhold	2,988,083	—	994,890	—	2,591,820	—
Total	46,108,181	—	24,704,026	—	38,665,702	—
Virginia L. Stringer
For	43,139,006	—	23,720,834	—	36,085,120	—
Withhold	2,969,175	—	983,192	—	2,580,582	—
Total	46,108,181	—	24,704,026	—	38,665,702	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

Nuveen Investments	23

Report of Independent Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders of
Nuveen Performance Plus Municipal Fund, Inc.
Nuveen Municipal Advantage Fund, Inc.
Nuveen Municipal Market Opportunity Fund, Inc.
Nuveen Dividend Advantage Municipal Fund
Nuveen Dividend Advantage Municipal Fund 2
Nuveen Dividend Advantage Municipal Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, and Nuveen Dividend Advantage Municipal Fund 3 (the “Funds”), as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, and Nuveen Dividend Advantage Municipal Fund 3 at October 31, 2013, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 27, 2013

24	Nuveen Investments

NPP
Nuveen Performance Plus Municipal Fund, Inc.
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 161.8% (100.0% of Total Investments)
	Alabama – 0.2% (0.1% of Total Investments)
	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A:
$1,435	5.625%, 2/01/22 – FGIC Insured (4)	12/13 at 100.00	Ca	$1,054,825
1,505	5.375%, 2/01/27 – FGIC Insured (4)	12/13 at 100.00	Ca	1,091,125
2,940	Total Alabama			2,145,950
	Alaska – 1.3% (0.8% of Total Investments)
3,945	CivicVentures, Alaska, Anchorage Convention Center Revenue Bonds, Series 2006, 5.000%, 9/01/34 – NPFG Insured	9/15 at 100.00	A1	4,102,721
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
7,500	5.000%, 6/01/32	6/14 at 100.00	B2	5,728,575
3,080	5.000%, 6/01/46	6/14 at 100.00	B2	2,132,530
14,525	Total Alaska			11,963,826
	Arizona – 1.2% (0.7% of Total Investments)
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	7,862,935
2,500	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/35 – FGIC Insured	No Opt. Call	AA	2,571,175
10,280	Total Arizona			10,434,110
	Arkansas – 0.5% (0.3% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%, 5/01/28 – ACA Insured	12/13 at 100.00	N/R	3,578,555
1,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005A, 5.000%, 2/01/35	2/15 at 100.00	Baa1	1,000,940
6,080	Total Arkansas			4,579,495
	California – 21.9% (13.6% of Total Investments)
3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	3,737,755
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	Aa2	2,092,812
15,870	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured	No Opt. Call	AA–	12,734,723
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	5,155,100
3,250	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA	3,762,980
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
5,000	5.000%, 4/01/37	4/16 at 100.00	A+	5,021,800
7,000	5.250%, 4/01/39	4/16 at 100.00	A+	7,066,780
2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,363,249
3,700	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	3,868,239
5,000	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	5,151,700

Nuveen Investments	25

NPP	Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	$16,448,000
10,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	10,242,500
6,435	California State, General Obligation Refunding Bonds, Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	A1	7,305,012
3,770	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	3,962,421
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	3,306,780
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 – AGM Insured	8/18 at 100.00	Aa1	5,238,300
7,240	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/28 – AGM Insured	8/17 at 56.01	Aa2	3,375,505
10,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA–	5,916,400
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,520	4.500%, 6/01/27	6/17 at 100.00	B	2,155,306
7,500	5.000%, 6/01/33	6/17 at 100.00	B	5,781,375
1,500	5.125%, 6/01/47	6/17 at 100.00	B	1,051,305
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	7,450,400
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	927,300
5,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2007C, 5.000%, 8/01/32 – FGIC Insured	8/17 at 100.00	Aa1	5,280,450
2,495	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2009A, 5.375%, 7/01/34	1/19 at 100.00	AA	2,752,684
1,855	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	885,967
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,968,910
1,000	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A, 5.125%, 12/01/23 – AMBAC Insured (ETM)	12/13 at 100.00	N/R (5)	1,169,930
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA–	2,145,960
3,600	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	Aa3	1,693,404
10,575	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.200%, 8/01/17 – NPFG Insured	No Opt. Call	A	11,651,112
2,325	Palmdale Community Redevelopment Agency, California, Restructured Single Family Mortgage Revenue Bonds, Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,749,220
2,525	Palmdale, California, Certificates of Participation, Park Improvement and Avenue Construction, Series 2002, 5.000%, 9/01/32 – NPFG Insured	9/14 at 100.00	A	2,526,768
5,960	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	A+	6,059,294
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA–	3,167,309
1,945	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/15 at 102.00	Baa1	1,983,783
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.820%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,468,249

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
$7,210	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	A	$4,286,201
13,540	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	4,292,992
3,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	775,920
2,965	San Juan Unified School District, Sacramento County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	Aa2	1,416,766
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured	No Opt. Call	Aa1	2,385,018
2,390	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	B+	2,227,361
2,630	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured	No Opt. Call	AA+	1,618,186
5,245	Vacaville Unified School District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/30 – NPFG Insured	8/15 at 100.00	AA–	5,481,707
235,055	Total California			195,102,933
	Colorado – 11.5% (7.1% of Total Investments)
5,240	Adams 12 Five Star Schools, Adams County, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/15/24 (Pre-refunded 12/15/15) – AGM Insured	12/15 at 100.00	Aa2 (5)	5,758,184
3,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/34 – SYNCORA GTY Insured	8/14 at 100.00	A	3,008,130
3,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	3,066,322
2,295	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	2,249,628
14,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	14,080,220
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,978,060
3,225	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	3,245,189
20,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (5)	20,080,600
13,620	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A	10,038,349
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
16,200	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	5,508,972
33,120	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	10,533,816
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	4,278,969
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	4,983,530
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2 (5)	795,604
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
5,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	5,446,100
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	3,849,375
40	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	41,759
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
2,130	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (5)	2,286,470
1,145	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (5)	1,229,112
156,680	Total Colorado			102,458,389
Nuveen Investments	27

NPP	Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.9% (0.6% of Total Investments)
$7,640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	$8,066,694
	District of Columbia – 0.8% (0.5% of Total Investments)
2,430	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	11/13 at 100.00	A1	2,442,077
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	4,958,900
7,430	Total District of Columbia			7,400,977
	Florida – 7.5% (4.6% of Total Investments)
1,700	Beacon Tradeport Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Commercial Project, Series 2002A, 5.625%, 5/01/32 – RAAI Insured	5/14 at 100.00	N/R	1,685,924
	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Venice Homes Apartments, Series 2001A:
1,545	5.700%, 1/01/32 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA–	1,545,757
1,805	5.800%, 1/01/36 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA–	1,805,740
5,600	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 2003A, 5.250%, 11/15/14	No Opt. Call	AA+	5,882,184
3,080	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-2, 4.950%, 7/01/37 (Alternative Minimum Tax)	1/16 at 100.00	AA+	3,199,689
10,000	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured (UB)	4/15 at 100.00	Aa2	10,308,900
3,775	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	10/15 at 100.00	A	3,697,462
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	5,176,250
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/27	10/20 at 100.00	A	2,642,700
2,410	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	Aa2	2,404,240
5,500	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/31	No Opt. Call	AA	5,763,615
1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,764,117
2,500	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/29 – AMBAC Insured	8/14 at 100.00	Aa2	2,550,000
2,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	Aa2	2,562,072
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA–	5,164,326
	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
2,000	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	A	2,025,920
4,700	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	A	4,724,675
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,391,113
64,565	Total Florida			66,294,684
	Georgia – 1.2% (0.7% of Total Investments)
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	Aa3	5,867,100
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	2,072,840

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA–	$2,697,625
9,500	Total Georgia			10,637,565
	Idaho – 0.0% (0.0% of Total Investments)
70	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000D, 6.200%, 7/01/14 (Alternative Minimum Tax)	12/13 at 100.00	A1	71,141
275	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000G-2, 5.950%, 7/01/25 (Alternative Minimum Tax)	12/13 at 100.00	AAA	281,817
345	Total Idaho			352,958
	Illinois – 28.3% (17.5% of Total Investments)
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,345,829
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured	No Opt. Call	A+	7,829,600
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	A+	7,289,000
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	23,140,846
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	21,722,936
9,240	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	1/14 at 100.00	A	9,268,090
1,785	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A	1,789,962
5,325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	5,362,222
	DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000:
8,000	0.000%, 11/01/18	No Opt. Call	AAA	7,302,160
15,285	0.000%, 11/01/19	No Opt. Call	AAA	13,432,152
3,000	Illinois Educational Facilities Authority, Revenue Bonds, Northwestern University, Series 2003, 5.000%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	3,012,210
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,586,100
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,006,960
5,245	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.232%, 7/01/15 (IF)	No Opt. Call	AA+	5,399,308
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A+	3,095,370
2,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,424,140
870	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	897,918
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB), (6)	2/21 at 100.00	AA–	2,604,800
	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2004A:
815	5.000%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	Aa1 (5)	841,357
185	5.000%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	Aa1 (5)	190,983
	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A:
2,250	6.000%, 8/15/23	8/18 at 100.00	BBB+	2,462,288
3,055	5.500%, 8/15/30	8/18 at 100.00	BBB+	3,123,646
4,970	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,673,043
995	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.250%, 8/15/15	2/14 at 100.00	BBB+	997,368

Nuveen Investments	29

NPP	Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,515	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/24	8/22 at 100.00	A–	$2,646,459
2,235	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	2,244,633
7,250	Kane, Kendall, LaSalle, and Will Counties, Illinois, Community College District 516, General Obligation Bonds, Series 2005E, 0.000%, 12/15/24 (Pre-refunded 12/15/13) – FGIC Insured	12/13 at 57.71	AA+ (5)	4,182,018
28,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	7,702,800
10,650	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM), (6)	No Opt. Call	Aaa	14,498,591
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
9,400	0.000%, 12/15/18 – NPFG Insured	No Opt. Call	AA–	8,235,904
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	AA–	12,881,187
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	16,336,882
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	8,044,443
5,100	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 12/15/23 – FGIC Insured	No Opt. Call	AAA	5,816,244
5,180	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	AA– (5)	6,286,966
2,685	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA–	2,752,850
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	20,607,278
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	3,306,779
5,190	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured (ETM)	No Opt. Call	Aa2 (5)	3,986,076
313,050	Total Illinois			251,327,398
	Indiana – 4.0% (2.4% of Total Investments)
3,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	A3	3,063,210
2,525	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	2,474,273
3,075	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,729,862
750	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/23	2/16 at 100.00	AA–	806,715
1,305	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 (Pre-refunded 3/01/14) – AMBAC Insured	3/14 at 100.00	A+ (5)	1,327,811
840	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA–	893,038
4,320	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc. Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)	12/13 at 100.00	A (5)	4,338,230
3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	3,094,050
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A (5)	2,142,420
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2011A, 5.000%, 1/01/31	No Opt. Call	A+	3,141,720
9,560	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	5,924,045

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$2,395	Shelbyville Central Renovation School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/26 – NPFG Insured	7/15 at 100.00	AA+	$2,453,270
1,800	Sunman Dearborn High School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/25 (Pre-refunded 1/15/15) – NPFG Insured	1/15 at 100.00	AA+ (5)	1,903,284
1,580	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 1/15/28 – AGM Insured	No Opt. Call	AA–	853,800
39,150	Total Indiana			35,145,728
	Iowa – 2.4% (1.5% of Total Investments)
1,500	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/21	7/16 at 100.00	BB+	1,522,875
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
3,000	5.000%, 12/01/19	No Opt. Call	BB–	2,915,640
2,220	5.250%, 12/01/25	12/23 at 100.00	BB–	2,035,296
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
5,000	5.375%, 6/01/38	6/15 at 100.00	B+	3,860,700
4,465	5.500%, 6/01/42	6/15 at 100.00	B+	3,440,416
5,400	5.625%, 6/01/46	6/15 at 100.00	B+	4,172,202
4,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	3,775,140
26,085	Total Iowa			21,722,269
	Kansas – 0.8% (0.5% of Total Investments)
3,790	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/23 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	3,851,512
4,690	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	3,130,575
8,480	Total Kansas			6,982,087
	Louisiana – 0.5% (0.3% of Total Investments)
235	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1997B-1, 5.750%, 10/01/26	12/13 at 100.00	Aaa	235,313
4,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/25 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	A+ (5)	4,203,000
4,235	Total Louisiana			4,438,313
	Maine – 0.1% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,108,265
	Maryland – 0.7% (0.4% of Total Investments)
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	3,470,320
2,550	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 6.000%, 1/01/28	1/18 at 100.00	BBB	2,673,446
6,050	Total Maryland			6,143,766
	Massachusetts – 4.3% (2.6% of Total Investments)
6,250	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	6,409,500
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A–	1,266,025

Nuveen Investments	31

NPP	Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
$4,000	5.125%, 8/01/28 – NPFG Insured	12/13 at 100.00	A	$4,001,640
7,125	5.125%, 2/01/34 – NPFG Insured	12/13 at 100.00	A	7,124,786
4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	4,579,650
8,730	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	10/15 at 100.00	AA–	9,237,300
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	504,505
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	4,807,517
36,915	Total Massachusetts			37,930,923
	Michigan – 3.3% (2.0% of Total Investments)
1,060	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	978,581
1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	1,223,700
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
5,565	5.000%, 7/01/30 – NPFG Insured	7/15 at 100.00	A	5,177,286
5,000	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	4,515,450
3,305	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	A	3,011,417
2,000	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.250%, 7/01/16 – NPFG Insured	No Opt. Call	A	2,009,520
1,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2005C, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A	977,260
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,035,920
6,250	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	Aa3	2,570,188
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	2,760,647
2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.375%, 8/01/29	8/19 at 100.00	A1	2,775,700
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,385,003
34,130	Total Michigan			29,420,672
	Minnesota – 2.4% (1.5% of Total Investments)
5,000	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007, 5.250%, 5/01/37	5/17 at 100.00	Baa1	5,000,800
14,540	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA–	16,468,004
19,540	Total Minnesota			21,468,804
	Mississippi – 1.4% (0.9% of Total Investments)
9,750	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/14 at 100.00	BBB	9,749,220

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
$2,475	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA–	$2,555,561
12,225	Total Mississippi			12,304,781
	Missouri – 2.7% (1.7% of Total Investments)
2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	2,678,965
6,000	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	A	6,042,420
10,370	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	10,327,276
5,130	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	A	5,158,574
24,085	Total Missouri			24,207,235
	Nevada – 3.7% (2.3% of Total Investments)
24,195	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	24,768,663
5,130	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31	7/17 at 100.00	A	5,222,802
2,500	Reno, Neveda, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.714%, 7/01/31 – BHAC Insured (IF), (6)	7/17 at 100.00	Aa1	2,777,500
31,825	Total Nevada			32,768,965
	New Hampshire – 0.6% (0.4% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,212,050
	New Jersey – 3.7% (2.3% of Total Investments)
2,500	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	A	2,550,200
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,465,755
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.500%, 12/15/18 – AGM Insured	No Opt. Call	AA–	5,389,470
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
1,815	0.000%, 12/15/26 – AMBAC Insured	No Opt. Call	AA+	1,016,454
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A+	4,063,000
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	12,752,420
2,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/38	5/23 at 100.00	AA–	2,127,500
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	3,639,700
65,315	Total New Jersey			33,004,499
	New York – 5.9% (3.7% of Total Investments)
5,500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	5,576,395
1,175	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program, Gateway-Longview Inc., Series 1998A, 5.500%, 7/01/18 – AMBAC Insured	1/14 at 100.00	N/R	1,177,797
8,115	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	8,328,911

Nuveen Investments	33

NPP	Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	$2,004,760
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	A2	13,657,256
11,560	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005A, 5.000%, 6/15/39	6/14 at 100.00	AAA	11,637,221
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,274,600
2,000	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,139,200
2,650	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	2,850,446
51,600	Total New York			52,646,586
	North Carolina – 2.5% (1.5% of Total Investments)
5,550	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/39	1/18 at 100.00	AA–	5,583,023
4,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (5)	5,183,024
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,391,872
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,556,070
4,055	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	4,184,314
21,305	Total North Carolina			21,898,303
	North Dakota – 0.5% (0.3% of Total Investments)
3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	4,422,914
	Ohio – 6.9% (4.2% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,144,700
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,685	5.125%, 6/01/24	6/17 at 100.00	B–	4,858,970
5,640	5.875%, 6/01/30	6/17 at 100.00	B	4,593,836
4,875	5.750%, 6/01/34	6/17 at 100.00	B	3,817,125
4,290	6.000%, 6/01/42	6/17 at 100.00	BB+	3,370,524
14,830	5.875%, 6/01/47	6/17 at 100.00	B	11,520,092
11,460	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	9,398,231
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	2,523,007
3,650	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	A+	3,660,987
3,425	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/19 – AMBAC Insured	2/14 at 100.00	A1	3,467,813
3,685	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	3,718,718
69,845	Total Ohio			61,074,003

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 4.2% (2.6% of Total Investments)
$1,250	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	$1,343,888
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	AA–	2,410,344
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	AA–	2,294,875
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	AA–	2,188,512
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	AA–	1,979,573
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	AA–	2,542,958
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	AA–	1,574,300
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	AA–	1,653,660
700	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	12/13 at 100.00	N/R	588,508
9	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (Alternative Minimum Tax)	12/13 at 100.00	N/R	7,601
2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA	2,045,280
1,570	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	1,381,459
5,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	4,973,928
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	11,942,435
45,004	Total Pennsylvania			36,927,321
	Puerto Rico – 5.9% (3.7% of Total Investments)
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/25 – NPFG Insured	7/15 at 100.00	A	531,281
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/20	7/17 at 100.00	BBB	805,600
1,850	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.000%, 7/01/28	7/18 at 100.00	BBB	1,358,881
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A	1,139,722
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	BBB	747,470
2,500	Puerto Rico Municipal Finance Agency, Series 2005A, 5.250%, 8/01/24	8/15 at 100.00	BBB–	1,913,275
1,060	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.750%, 7/01/17	No Opt. Call	BBB–	954,583
11,975	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 5.000%, 8/01/24	8/19 at 100.00	A+	10,599,671
13,125	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	7,337,006
8,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	6,761,224
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
25,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	2,766,500
64,335	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	4,691,308
15,000	5.250%, 8/01/57	8/17 at 100.00	AA–	12,938,550
147,400	Total Puerto Rico			52,545,071
	Rhode Island – 0.2% (0.1% of Total Investments)
1,805	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	1/14 at 100.00	BBB+	1,790,073

Nuveen Investments	35

NPP	Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 3.1% (1.9% of Total Investments)
$2,725	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/25 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	A (5)	$2,831,875
1,345	Myrtle Beach, South Carolina, Hospitality and Accommodation Fee Revenue Bonds, Series 2004A, 5.375%, 6/01/20 – FGIC Insured	6/14 at 100.00	A+	1,382,996
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	11,780,952
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	6,365,530
4,800	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	5,072,016
51,245	Total South Carolina			27,433,369
	Tennessee – 1.4% (0.9% of Total Investments)
2,260	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A+	2,260,633
3,240	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA–	3,542,422
380	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	A (5)	381,452
6,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	6,427,920
11,880	Total Tennessee			12,612,427
	Texas – 15.1% (9.3% of Total Investments)
5,000	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Series 2006, 5.000%, 5/01/35 – NPFG Insured	5/16 at 100.00	A1	5,109,700
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,651,225
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005:
4,000	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	A (5)	4,221,440
13,000	5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	A (5)	13,719,680
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	Baa2	1,024,440
3,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	3,184,770
3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	2,846,190
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B:
3,240	5.000%, 4/01/53	10/23 at 100.00	AA+	3,217,774
15,000	5.000%, 4/01/53 (UB)	10/23 at 100.00	AA+	14,897,100
9,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	9,444,780
2,980	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/13 at 100.00	A	2,979,791
3,885	Houston Independent School District, Public Facility Corporation, Harris County, Texas, Lease Revenue Bonds, Cesar E. Chavez High School, Series 1998A, 0.000%, 9/15/19 – AMBAC Insured	No Opt. Call	AA	3,381,387
1,495	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA–	982,948
1,600	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	1,758,656
1,275	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB–	1,277,066

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$33,855	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/40	8/14 at 23.67	AAA	$7,687,793
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008:
5,000	0.000%, 8/15/39	8/17 at 27.35	AAA	1,195,650
19,300	0.000%, 8/15/41	8/17 at 24.20	AAA	4,096,811
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB–	1,975,080
7,630	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/32	No Opt. Call	Aaa	8,170,967
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	2,984,676
5,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/47	11/17 at 100.00	AA–	5,726,828
3,500	Texas A&M University, Permanent University Fund Bonds, Series 2006, 5.000%, 7/01/36	No Opt. Call	AAA	3,738,770
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
14,815	5.000%, 12/15/27	No Opt. Call	A3	14,897,668
3,250	5.000%, 12/15/30	No Opt. Call	A3	3,191,240
4,905	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	4,889,991
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,283,160
2,710	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa2	2,833,305
179,580	Total Texas			134,368,886
	Utah – 0.6% (0.4% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,044,940
955	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2002A-1, 5.300%, 7/01/18 (Alternative Minimum Tax)	12/13 at 100.00	AA–	957,015
125	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000D-1, 6.050%, 7/01/14 (Alternative Minimum Tax)	12/13 at 100.00	AA–	126,945
415	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000E-1, Class II, 6.150%, 1/01/27 (Alternative Minimum Tax)	1/14 at 100.00	AAA	415,515
200	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000E-1, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)	1/14 at 100.00	AA–	203,064
235	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001A-2, 5.650%, 7/01/27 (Alternative Minimum Tax)	1/14 at 100.00	AA	235,216
260	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001B-1, 5.750%, 7/01/19 (Alternative Minimum Tax)	1/14 at 100.00	Aaa	260,593
5,190	Total Utah			5,243,288
	Virgin Islands – 0.6% (0.4% of Total Investments)
5,300	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/33 – RAAI Insured	10/14 at 100.00	BBB+	5,214,458
	Virginia – 4.0% (2.5% of Total Investments)
900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	927,963
10,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	9,881,550

Nuveen Investments	37

NPP	Nuveen Performance Plus Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$18,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	$13,702,860
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A:
3,000	5.125%, 7/01/49	No Opt. Call	BBB–	2,824,770
4,150	5.000%, 7/01/52	No Opt. Call	BBB–	3,787,954
4,030	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,032,418
40,580	Total Virginia			35,157,515
	Washington – 3.5% (2.2% of Total Investments)
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	AA+	7,410,250
	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds, Series 2004:
465	5.000%, 9/01/22 – FGIC Insured	9/14 at 100.00	A1	482,593
3,100	5.000%, 9/01/28 – FGIC Insured	9/14 at 100.00	A1	3,180,442
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA	4,116,517
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,089,957
10,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB), (6)	10/16 at 100.00	AA	9,731,600
4,065	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33	No Opt. Call	AA+	4,388,816
35,865	Total Washington			31,400,175
	Wisconsin – 1.5% (0.9% of Total Investments)
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A	2,512,950
1,780	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,758,053
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/23	8/16 at 100.00	A–	3,122,460
5,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.250%, 5/01/37	5/19 at 100.00	AA–	5,569,700
12,280	Total Wisconsin			12,963,163
$1,824,964	Total Municipal Bonds (cost $1,389,841,125)			1,438,320,888

38	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$207	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$37,184
59	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	7,868
$266	Total Corporate Bonds (cost $10,506)				45,052
	Total Long-Term Investments – (cost $1,389,851,631)				1,438,365,940
	Floating Rate Obligations – (4.0)%				(35,925,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (60.2)% (9)				(535,000,000)
	Other Assets Less Liabilities – 2.4%				21,277,389
	Net Assets Applicable to Common Shares – 100%				$888,718,329

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.2%.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	39

NMA
Nuveen Municipal Advantage Fund, Inc.
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.2% (100.0% of Total Investments)
	Alaska – 1.6% (1.1% of Total Investments)
	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A:
$1,125	5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA+	$1,164,150
1,280	5.250%, 12/01/41 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,323,430
1,690	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2006, 5.000%, 8/01/17 – FGIC Insured	8/16 at 100.00	A+	1,860,082
2,495	CivicVentures, Alaska, Anchorage Convention Center Revenue Bonds, Series 2006, 5.000%, 9/01/34 – NPFG Insured	9/15 at 100.00	A1	2,594,750
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
705	4.625%, 6/01/23	6/14 at 100.00	Ba1	665,012
3,595	5.000%, 6/01/46	6/14 at 100.00	B2	2,489,106
10,890	Total Alaska			10,096,530
	Arizona – 3.6% (2.4% of Total Investments)
3,465	Arizona Board of Regents, Certificates of Participation, Arizona State University, Refunding Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	3,777,370
4,905	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	4,965,724
10,700	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	11,020,358
2,500	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/35 – FGIC Insured	No Opt. Call	AA	2,571,175
21,570	Total Arizona			22,334,627
	California – 24.3% (16.1% of Total Investments)
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2000B, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,352,540
3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	3,737,755
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	Aa2	2,092,812
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A	1,202,034
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A	1,622,243
625	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26	6/15 at 100.00	BBB	580,219
3,840	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	3,964,608
7,500	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.125%, 6/01/29 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA	7,718,250
5,715	California State, General Obligation Bonds, Series 2003, 5.250%, 2/01/28 (Pre-refunded 12/05/13)	12/13 at 100.00	A1 (4)	5,737,117
2,500	California State, General Obligation Bonds, Series 2004, 5.000%, 3/01/34 – AMBAC Insured	9/14 at 100.00	AA+	2,558,275
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	16,448,000
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A1	4,442,185

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,455	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	$2,857,522
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 0.000%, 9/01/31 – FGIC Insured	No Opt. Call	A	3,327,957
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,800	0.000%, 2/01/33 – FGIC Insured	2/15 at 38.73	A+	1,327,188
3,795	0.000%, 2/01/37 – FGIC Insured	No Opt. Call	A+	979,717
5,895	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	7,429,056
2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	A+	1,138,636
3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 – NPFG Insured	No Opt. Call	Aa3	1,687,123
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A+	805,551
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA–	1,774,920
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,275	4.500%, 6/01/27	6/17 at 100.00	B	1,090,482
3,885	5.000%, 6/01/33	6/17 at 100.00	B	2,994,752
1,000	5.125%, 6/01/47	6/17 at 100.00	B	700,870
5,000	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	Aa2	2,020,650
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	927,300
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 1/01/28 – NPFG Insured	7/17 at 100.00	Aa2	5,163,850
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	554,028
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,645,940
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA–	2,145,960
	North Orange County Community College District, California, General Obligation Bonds, Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa1	4,901,437
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Aa1	2,452,824
5,000	Palmdale Community Redevelopment Agency, California, Single Family Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	5,882,300
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A+	3,767,220
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33	2/18 at 100.00	AA+	2,080,500
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	13,133,405
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA+ (4)	3,433,869
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.820%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,468,249
7,660	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/24 (ETM)	No Opt. Call	Aaa	5,659,131

Nuveen Investments	41

NMA	Nuveen Municipal Advantage Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
$7,205	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	A	$4,283,228
23,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	5,948,720
7,250	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/29 – NPFG Insured	9/15 at 100.00	Aa1	3,206,820
1,800	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa2	936,666
207,920	Total California			149,181,909
	Colorado – 12.9% (8.5% of Total Investments)
1,600	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,484,848
3,000	Colorado Department of Transportation, Revenue Anticipation Bonds, Series 2003A, 5.250%, 12/15/15 (Pre-refunded 12/15/13) – AMBAC Insured	12/13 at 100.00	AA (4)	3,018,810
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	8,640,621
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,657,928
4,890	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A+	4,863,594
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA–	1,181,119
7,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	7,542,975
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,483,545
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	5,890,019
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,612,939
4,340	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	A+	4,676,307
1,055	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/25 – SYNCORA GTY Insured	11/15 at 100.00	A+	1,126,318
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	3,894,226
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	1,852,840
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
2,650	0.000%, 9/01/16 – NPFG Insured	No Opt. Call	A	2,484,879
8,845	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	A	4,704,744
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,500	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	3,211,125
10,000	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	3,632,400
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	3,400,600
3,110	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/34	7/20 at 100.00	Baa3	3,240,122
5,000	Thornton, Colorado, Water Enterprise Revenue Bonds, Series 2004, 5.000%, 12/01/34 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AA (4)	5,259,850
99,450	Total Colorado			78,859,809

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 3.4% (2.2% of Total Investments)
$2,225	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	Aa2	$2,219,682
590	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Series 2008, 5.000%, 5/01/28	5/18 at 100.00	AA–	621,925
14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	14,529,672
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,391,113
20,845	Total Florida			20,762,392
	Georgia – 1.8% (1.2% of Total Investments)
4,000	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA–	4,121,320
2,900	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BB–	2,732,293
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	1,295,525
2,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 7.625%, 12/01/30	12/20 at 100.00	N/R	2,612,425
10,650	Total Georgia			10,761,563
	Illinois – 15.6% (10.3% of Total Investments)
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,345,829
1,700	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	12/14 at 100.00	A+	1,753,907
7,345	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	A+	2,924,265
4,260	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	A+	1,331,122
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	1,120,251
17,310	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	3,841,435
3,880	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	1/14 at 100.00	AA–	3,783,504
5,320	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2004A, 5.000%, 1/01/28 – NPFG Insured	1/15 at 100.00	A	5,473,854
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,149,629
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,586,100
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,006,960
8,395	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.232%, 7/01/15 (IF)	No Opt. Call	Aa1	8,641,981
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	2,694,475
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,377,400
7,565	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/21	No Opt. Call	A–	8,215,817
3,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/20 – AGM Insured	7/16 at 100.00	AA–	3,308,130
10,740	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/23 – AGM Insured	1/15 at 66.94	A1	6,853,624

Nuveen Investments	43

NMA	Nuveen Municipal Advantage Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,315	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Baa1	$1,099,735
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured	No Opt. Call	Baa1	869,207
3,720	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AAA	732,580
6,075	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 6/15/24 – NPFG Insured	No Opt. Call	AA–	3,760,607
3,315	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	3,893,003
2,410	Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/26 – NPFG Insured	3/16 at 100.00	A	2,447,235
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured	No Opt. Call	Aa2	7,298,958
12,775	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured (ETM)	No Opt. Call	Aa2 (4)	9,334,693
131,310	Total Illinois			95,844,301
	Indiana – 5.1% (3.4% of Total Investments)
4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A	2,947,956
4,465	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	4,563,989
1,260	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	1,234,687
2,460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,183,890
6,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	Aa2	6,231,120
3,485	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%, 11/15/36	11/16 at 100.00	AA+	3,507,339
2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 (Pre-refunded 3/01/14) – AMBAC Insured	3/14 at 100.00	A+ (4)	2,034,960
2,435	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,511,337
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	6,196,700
1,005	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.450%, 2/15/14 (5)	No Opt. Call’	N/R	108,309
37,510	Total Indiana			31,520,287
	Iowa – 1.9% (1.3% of Total Investments)
7,055	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	6,767,438
6,300	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	4,864,482
250	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	209,730
13,605	Total Iowa			11,841,650

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 1.2% (0.8% of Total Investments)
$3,530	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	$3,521,599
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A	1,760,220
3,055	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	2,039,213
8,335	Total Kansas			7,321,032
	Kentucky – 1.5% (1.0% of Total Investments)
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	6,354,126
1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA–	1,660,920
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	1,003,110
8,515	Total Kentucky			9,018,156
	Louisiana – 6.8% (4.5% of Total Investments)
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
150	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	153,897
1,375	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	1,410,723
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	9,090,360
28	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Trust 660, 16.045%, 5/01/34 (IF)	5/16 at 100.00	Aa1	27,098
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
10,000	5.000%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	10,373,100
20,690	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	20,464,479
41,243	Total Louisiana			41,519,657
	Maine – 0.2% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,108,265
	Massachusetts – 3.1% (2.0% of Total Investments)
2,500	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2004A, 5.000%, 7/01/28 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+ (4)	2,581,350
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	9,160,880
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A–	632,059
1,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Healthcare, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	1/14 at 100.00	BBB+	1,750,228
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,384,042
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,403,758
18,275	Total Massachusetts			18,912,317

Nuveen Investments	45

NMA	Nuveen Municipal Advantage Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 4.0% (2.7% of Total Investments)
$1,975	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	BBB+	$1,796,124
3,695	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	3,336,918
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	2,919,960
2,835	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	2,848,636
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	2,562,375
2,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2005C, 5.000%, 7/01/16 – FGIC Insured	No Opt. Call	A	1,999,760
4,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA–	3,715,240
6,250	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	Aa3	2,570,188
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	2,760,647
29,305	Total Michigan			24,509,848
	Missouri – 2.1% (1.4% of Total Investments)
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	5,715,460
6,930	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	6,901,448
18,935	Total Missouri			12,616,908
	Nevada – 4.7% (3.1% of Total Investments)
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	16,341,600
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2008, 18.987%, 7/01/31 – BHAC Insured (IF), (6)	7/17 at 100.00	AA+	4,166,250
3,395	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2009D, 5.000%, 6/01/27	6/19 at 100.00	AA+	3,750,423
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	A	4,309,750
27,145	Total Nevada			28,568,023
	New Hampshire – 0.3% (0.2% of Total Investments)
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	1,563,615
	New Jersey – 3.2% (2.1% of Total Investments)
2,500	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	A	2,550,200
3,050	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2004D, 5.000%, 7/01/29 (Pre-refunded 7/01/14)	7/14 at 100.00	AAA	3,148,851
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004A, 5.250%, 6/15/18 (Pre-refunded 6/15/14) – FGIC Insured	6/14 at 100.00	Aaa	4,127,240
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A+	6,094,500
5,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	4,003,670
30,050	Total New Jersey			19,924,461
46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 7.6% (5.0% of Total Investments)
$2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	$2,052,720
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	A	2,760,375
875	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	910,866
4,975	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/13 at 100.00	BB	4,564,712
3,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/13 at 100.00	BB	3,014,220
3,800	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005D, 5.000%, 6/15/38	6/15 at 100.00	AAA	3,904,842
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue, Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	10,262,400
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	5,376,500
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,274,600
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
6,065	6.500%, 12/01/28	12/15 at 100.00	BBB	6,363,580
1,760	6.000%, 12/01/36	12/20 at 100.00	BBB	1,904,126
44,975	Total New York			46,388,941
	North Carolina – 1.8% (1.2% of Total Investments)
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	3,278,670
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,556,070
2,380	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,455,898
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	2,047,269
10,780	Total North Carolina			11,337,907
	North Dakota – 0.7% (0.4% of Total Investments)
1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	A+	1,693,260
2,350	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/25	7/16 at 100.00	BBB–	2,383,135
3,850	Total North Dakota			4,076,395
	Ohio – 6.8% (4.5% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,144,700
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,760	5.125%, 6/01/24	6/17 at 100.00	B–	1,504,272
2,700	5.875%, 6/01/30	6/17 at 100.00	B	2,199,177
9,135	5.750%, 6/01/34	6/17 at 100.00	B	7,152,705
3,920	6.000%, 6/01/42	6/17 at 100.00	BB+	3,079,826
6,080	5.875%, 6/01/47	6/17 at 100.00	B	4,723,005

Nuveen Investments	47

NMA	Nuveen Municipal Advantage Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$6,625	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	$5,433,096
7,050	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	7,719,891
47,270	Total Ohio			41,956,672
	Oklahoma – 2.8% (1.9% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,074,660
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,707,495
12,600	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A+	12,776,274
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	1,910,380
17,275	Total Oklahoma			17,468,809
	Oregon – 0.5% (0.3% of Total Investments)
3,000	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/36	10/17 at 100.00	A	3,043,530
	Pennsylvania – 5.8% (3.8% of Total Investments)
5,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	5,381,850
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA–	1,258,300
7,100	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.750%, 8/01/30	8/15 at 100.00	AA	7,516,202
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,494,525
1,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA	1,382,565
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/34	No Opt. Call	A1	5,305,302
2,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	A+	2,692,872
10,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.250%, 5/15/30	5/20 at 100.00	AA	10,513,100
34,090	Total Pennsylvania			35,544,716
	Puerto Rico – 6.8% (4.6% of Total Investments)
2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.125%, 7/01/37	7/22 at 100.00	BBB–	1,840,100
5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/26 – SYNCORA GTY Insured	7/15 at 100.00	BBB	3,664,150
10,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	BBB	7,552,100
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
215	5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Baa3	170,203
10,070	5.250%, 7/01/39 – FGIC Insured	No Opt. Call	BBB	6,843,069

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$1,455	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 2003, 5.000%, 7/01/28 – CIFG Insured	1/14 at 100.00	BBB–	$1,073,775
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	8,657,800
2,105	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/37	2/20 at 100.00	A+	1,724,984
9,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	7,298,202
3,975	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	3,756,137
54,630	Total Puerto Rico			42,580,520
	Rhode Island – 1.2% (0.8% of Total Investments)
950	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.500%, 5/15/16 – NPFG Insured	1/14 at 100.00	A	953,411
6,280	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 50A, 4.650%, 10/01/34	10/14 at 100.00	AA+	6,283,831
7,230	Total Rhode Island			7,237,242
	South Carolina – 1.5% (1.0% of Total Investments)
2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/34 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	A (4)	2,187,558
3,100	Myrtle Beach, South Carolina, Hospitality and Accommodation Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 – FGIC Insured	6/14 at 100.00	A+	3,152,452
1,220	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A	866,310
2,900	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	3,064,343
9,325	Total South Carolina			9,270,663
	South Dakota – 0.5% (0.3% of Total Investments)
2,945	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40	5/17 at 100.00	A+	2,908,453
	Tennessee – 0.2% (0.1% of Total Investments)
1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	1,071,320
1,500	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/46 (5)	11/17 at 100.00	N/R	3,600
2,500	Total Tennessee			1,074,920
	Texas – 13.9% (9.2% of Total Investments)
5,555	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	5,791,421
6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company, Series 1998, 5.050%, 11/01/18 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A	6,476,040
2,075	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/26 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	A2 (4)	2,252,413

Nuveen Investments	49

NMA	Nuveen Municipal Advantage Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$925	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/26 – AMBAC Insured	9/15 at 100.00	A+	$981,832
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,120,980
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	Baa2	1,024,440
20	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33	No Opt. Call	AAA	20,512
2,080	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	2,159,539
4,250	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/26	8/16 at 60.73	Aaa	2,362,150
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	10,201,000
5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	5,247,100
1,225	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General Obligation Bonds, Refunding Series 2007C, 5.625%, 2/15/14	No Opt. Call	AAA	1,244,637
2,550	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB–	2,554,131
6,080	Laredo Independent School District, Webb County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/01/29	8/16 at 100.00	AAA	6,528,582
9,345	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34 – FGIC Insured	8/15 at 35.34	AA–	3,100,671
1,100	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2007, 0.000%, 8/15/14	No Opt. Call	AAA	1,097,646
13,510	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39	8/17 at 27.35	AAA	3,230,646
3,520	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34	8/16 at 100.00	Aaa	3,767,738
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I:
2,555	0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA–	2,699,306
7,000	0.000%, 1/01/43	1/25 at 100.00	A2	7,353,150
8,235	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/29	No Opt. Call	A3	8,127,698
2,500	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	2,492,350
3,600	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,054,844
3,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/21 (Pre-refunded 8/15/15)	8/15 at 74.57	AAA	2,217,300
103,125	Total Texas			85,106,126
	Utah – 0.5% (0.3% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,044,940

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands – 0.3% (0.2% of Total Investments)
$1,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	$1,615,272
	Virginia – 1.2% (0.8% of Total Investments)
1,200	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	1,237,284
1,085	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/34	No Opt. Call	BBB–	297,789
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B2	1,897,918
3,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,812,286
8,950	Total Virginia			7,245,277
	Washington – 1.1% (0.7% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/14 at 100.00	AAA	1,275,624
2,485	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2006B, 5.000%, 1/01/32 – NPFG Insured	1/17 at 100.00	AA	2,589,862
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,089,960
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 – NPFG Insured	No Opt. Call	AA+	971,067
7,155	Total Washington			6,926,513
	Wisconsin – 0.7% (0.5% of Total Investments)
566	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 – AGM Insured	11/14 at 100.00	Aa2	580,933
3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	3,672,930
3,566	Total Wisconsin			4,253,863
$1,103,249	Total Municipal Bonds (cost $920,866,384)			927,346,109

Nuveen Investments	51

NMA	Nuveen Municipal Advantage Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$212	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$38,233
60	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	8,089
$272	Total Corporate Bonds (cost $10,803)				46,322
	Total Long-Term Investments – (cost $920,877,187)				927,392,431
	Floating Rate Obligations – (7.4)%				(45,488,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.4)% (9)				(296,800,000)
	Other Assets Less Liabilities – (4.6)%				28,287,405
	Net Assets Applicable to Common Shares – 100%				$613,391,503

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.0%.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

52	Nuveen Investments

NMO
Nuveen Municipal Market Opportunity Fund, Inc.
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 157.2% (100.0% of Total Investments)
	Alabama – 0.8% (0.5% of Total Investments)
	Henry County Water Authority, Alabama, Water Revenue Bonds, Series 2006:
$1,720	5.000%, 1/01/36 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	N/R (4)	$1,887,562
2,215	5.000%, 1/01/41 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	N/R (4)	2,430,785
	Henry County Water Authority, Alabama, Water Revenue Bonds, Series 2006:
215	5.000%, 1/01/36 – RAAI Insured	1/16 at 100.00	N/R	204,213
270	5.000%, 1/01/41 – RAAI Insured	1/16 at 100.00	N/R	249,982
4,420	Total Alabama			4,772,542
	Alaska – 3.0% (1.9% of Total Investments)
	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A:
1,125	5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,164,150
1,275	5.250%, 12/01/41 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,318,261
7,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	7,473,130
13,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B2	9,018,250
22,425	Total Alaska			18,973,791
	Arizona – 0.9% (0.6% of Total Investments)
3,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	3,031,980
2,500	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/35 – FGIC Insured	No Opt. Call	AA	2,571,175
5,500	Total Arizona			5,603,155
	California – 24.2% (15.4% of Total Investments)
3,450	Antelope Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured	No Opt. Call	Aa3	1,532,318
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1:
2,500	5.125%, 4/01/39	4/19 at 100.00	AA	2,648,775
2,500	5.625%, 4/01/44	4/19 at 100.00	AA	2,690,950
8,000	Beverly Hills Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009, 0.000%, 8/01/33	No Opt. Call	Aa1	3,010,640
7,845	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	BB–	6,568,462
5,000	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29	12/18 at 100.00	AAA	5,459,200
1,350	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A, 0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	305,222
2,000	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	AA+	2,064,620
	California State, General Obligation Bonds, Various Purpose Series 2010:
7,000	5.250%, 3/01/30	3/20 at 100.00	A1	7,648,550
4,250	5.250%, 11/01/40	11/20 at 100.00	A1	4,442,185
25,000	California State, Various Purpose General Obligation Bonds, Series 2005, 4.750%, 3/01/35 – NPFG Insured (UB)	3/16 at 100.00	A1	25,130,000
2,500	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	2,627,600

Nuveen Investments	53

NMO	Nuveen Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$9,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	$9,072,990
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,707,635
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA	4,769,083
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA–	2,070,740
3,485	5.000%, 6/01/45	6/15 at 100.00	A2	3,366,824
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,800	4.500%, 6/01/27	6/17 at 100.00	B	5,815,904
1,000	5.125%, 6/01/47	6/17 at 100.00	B	700,870
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	927,300
1,500	Lincoln Unified School District, Placer County, California, Community Facilities District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	N/R	712,875
3,500	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	3,611,965
490	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)	4/14 at 100.00	N/R (4)	491,847
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)	2/14 at 100.00	N/R (4)	999,318
2,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-2, 5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AA–	2,686,500
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	554,028
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	2,645,940
14,000	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2009, 0.000%, 8/01/34 – AGC Insured	No Opt. Call	AA–	4,450,600
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/29	No Opt. Call	AA–	1,131,000
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured	No Opt. Call	Aa2	460,820
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Baa3	5,028,350
	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A:
2,000	0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A+	1,255,740
4,795	5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	A+	4,874,885
2,500	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	2,518,600
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA+ (4)	3,433,869
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
5,000	5.650%, 1/15/17 – NPFG Insured	1/14 at 102.00	A	5,109,800
26,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	6,724,640
5,000	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/28 – NPFG Insured	9/15 at 100.00	Aa1	2,347,300

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$7,345	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/27 – AGM Insured	8/16 at 102.00	AA–	$7,762,637
4,825	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/25 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 61.27	AA (4)	2,932,394
205,190	Total California			152,292,976
	Colorado – 8.6% (5.5% of Total Investments)
1,085	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,006,913
3,000	Colorado Department of Transportation, Revenue Anticipation Bonds, Series 2003A, 5.250%, 12/15/15 (Pre-refunded 12/15/13) – AMBAC Insured	12/13 at 100.00	AA (4)	3,018,810
11,200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	11,264,176
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,271,320
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	4,302,118
9,945	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	3,899,335
16,060	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	5,107,883
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	1,810,472
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	A	4,871,125
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	A	2,148,875
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	2,693,800
10,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	10,892,200
94,090	Total Colorado			54,287,027
	District of Columbia – 1.6% (1.0% of Total Investments)
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	9,917,800
	Florida – 6.4% (4.0% of Total Investments)
1,275	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	A	1,356,932
2,080	Brevard County School Board, Florida, Certificates of Participation, Series 2007C, 5.000%, 7/01/21 – AMBAC Insured	7/17 at 100.00	Aa3	2,351,960
5,300	Broward County, Florida, General Obligation Bonds, Series 2004, 5.000%, 1/01/20 (Pre-refunded 1/01/14)	1/14 at 100.00	Aaa	5,342,930
2,650	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008, Trust 1191, 8.705%, 1/01/27 (Alternative Minimum Tax) (IF)	1/17 at 100.00	AA+	2,806,297
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,588,125
3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/26	10/20 at 100.00	A	3,216,120
2,410	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	Aa2	2,404,240
2,425	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/22 – NPFG Insured	6/15 at 100.00	Aa3	2,500,515
2,000	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/29 – AMBAC Insured	8/14 at 100.00	Aa2	2,040,000
2,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	Aa2	2,562,072

Nuveen Investments	55

NMO	Nuveen Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA–	$5,164,326
4,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/23 – AGC Insured	11/17 at 100.00	AA–	4,215,840
3,500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/37	8/17 at 100.00	AA	3,494,890
38,625	Total Florida			40,044,247
	Georgia – 1.6% (1.0% of Total Investments)
10,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	10,105,800
	Guam – 0.0% (0.0% of Total Investments)
165	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	171,438
	Illinois – 17.3% (11.0% of Total Investments)
4,595	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/32 – FGIC Insured	No Opt. Call	Aa3	1,696,704
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,345,829
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
4,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	A+	3,352,940
1,000	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	A+	1,038,040
4,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	1/14 at 100.00	AA+	4,001,080
5,050	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA+	4,871,180
510	Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series 1993, 5.375%, 1/01/14 – AMBAC Insured	No Opt. Call	AA+	514,243
5,250	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998B, 5.000%, 1/01/28 – NPFG Insured	1/14 at 100.00	A	5,262,758
2,000	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA–	2,001,460
2,355	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/26 – NPFG Insured	1/16 at 100.00	A	2,500,939
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,149,629
3,500	Illinois Educational Facilities Authority, Revenue Bonds, Northwestern University, Series 2003, 5.000%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	3,514,245
10,000	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	10,524,200
1,750	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,877,978
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A+	3,095,370
5,390	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	5,838,718
1,970	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	2,041,944
2,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,424,140
3,200	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/24 – AGM Insured	5/18 at 100.00	A2	3,387,776
5,550	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	5,674,709
2,795	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	2,807,046

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B:
$10,230	0.000%, 1/01/22 – AGM Insured	1/15 at 70.63	A1	$6,911,183
6,780	0.000%, 1/01/24 – AGM Insured	1/15 at 63.44	A1	4,092,069
2,330	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,250,221
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,500	0.000%, 6/15/25 – NPFG Insured	6/22 at 101.00	AAA	5,936,125
3,700	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AAA	1,470,232
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AAA	824,822
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	AAA	2,692,107
2,080	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 2/01/34	2/20 at 100.00	AA–	2,140,050
3,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	A	3,122,070
2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility Series 2010A, 5.250%, 5/01/31 – AGM Insured	5/20 at 100.00	AA–	2,802,012
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.250%, 10/01/38	10/23 at 100.00	A	2,105,560
131,385	Total Illinois			109,267,379
	Indiana – 3.3% (2.1% of Total Investments)
4,030	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	4,119,345
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 4.000%, 5/01/35	5/23 at 100.00	A	4,313,250
2,050	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,819,908
6,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	Aa2	6,231,120
2,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,517,125
1,890	New Albany-Floyd County School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/26 (Pre-refunded 7/15/15) – AGM Insured	7/15 at 100.00	AA+ (4)	2,041,691
21,470	Total Indiana			21,042,439
	Iowa – 1.9% (1.2% of Total Investments)
970	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/19	7/16 at 100.00	BB+	977,634
7,255	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	6,959,286
5,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	4,194,600
13,225	Total Iowa			12,131,520
	Kansas – 1.7% (1.1% of Total Investments)
3,000	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	AA	3,217,380
4,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,990,480
600	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	597,084
4,090	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	2,730,075
11,690	Total Kansas			10,535,019

Nuveen Investments	57

NMO	Nuveen Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 0.2% (0.1% of Total Investments)
$1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA–	$1,000,730
	Louisiana – 0.3% (0.2% of Total Investments)
1,635	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A (4)	1,687,336
	Maryland – 1.1% (0.7% of Total Investments)
4,410	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.900%, 9/01/42 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	4,329,518
2,500	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	2,788,450
6,910	Total Maryland			7,117,968
	Massachusetts – 1.5% (1.0% of Total Investments)
2,500	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2004A, 5.000%, 7/01/28 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+ (4)	2,581,350
1,500	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	1/14 at 100.00	A	1,499,955
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,403,758
120	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	125,405
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
385	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	Aa2 (4)	417,421
2,495	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	Aa2 (4)	2,705,104
9,280	Total Massachusetts			9,732,993
	Michigan – 4.6% (2.9% of Total Investments)
1,975	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	BBB+	1,796,124
3,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	2,936,880
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	2,754,496
2,435	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – AGM Insured	1/14 at 100.00	AA–	2,380,115
1,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 1997A, 6.000%, 7/01/14 – NPFG Insured	No Opt. Call	A	1,008,970
725	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2004A, 5.250%, 7/01/18 – NPFG Insured	7/16 at 100.00	A	729,009
	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D:
4,000	5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA–	3,715,240
5,000	4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA–	4,431,100
5,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A	5,121,350
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	2,760,647
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,385,003
30,165	Total Michigan			29,018,934

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.6% (0.4% of Total Investments)
$930	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	1/14 at 100.00	A	$933,236
2,260	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA–	2,559,676
3,190	Total Minnesota			3,492,912
	Mississippi – 0.9% (0.6% of Total Investments)
5,900	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/14 at 100.00	BBB	5,899,528
	Missouri – 2.9% (1.9% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	4,391,546
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	AA–	2,097,150
6,930	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	6,901,448
5,000	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	A	5,027,850
25,080	Total Missouri			18,417,994
	Nebraska – 1.9% (1.2% of Total Investments)
11,690	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	Aa3	11,913,630
	Nevada – 5.1% (3.2% of Total Investments)
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	16,341,600
11,665	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	11,941,577
3,760	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B, 0.000%, 6/01/37 – FGIC Insured	6/15 at 33.61	A	762,453
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Trust 2634A, 18.714%, 7/01/31 – BHAC Insured (IF), (5)	7/17 at 100.00	AA+	2,777,500
32,925	Total Nevada			31,823,130
	New Hampshire – 0.5% (0.3% of Total Investments)
3,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	3,127,230
	New Jersey – 2.3% (1.5% of Total Investments)
18,400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/37	1/17 at 35.47	BBB+	4,636,248
5,065	New Jersey Turnpike Authority, Revenue Bonds, Growth and Income Securities, Series 2004B, 0.000%, 1/01/35 – AMBAC Insured	1/17 at 100.00	A+	4,798,176
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa2	1,816,140
910	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	AA–	958,530
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	2,177,100
30,375	Total New Jersey			14,386,194
	New York – 6.4% (4.1% of Total Investments)
7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45	No Opt. Call	BBB–	1,064,280
2,460	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.250%, 8/15/26 (Pre-refunded 8/15/14) – AGM Insured	8/14 at 100.00	AA– (4)	2,558,867

Nuveen Investments	59

NMO	Nuveen Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	$2,052,720
3,225	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	3,287,984
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	A	2,760,375
3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	Aa2	3,928,365
875	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	910,866
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	1/14 at 100.00	AA	5,026
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
20	5.000%, 8/01/17	1/14 at 100.00	AA	20,071
150	5.750%, 8/01/18	1/14 at 100.00	AA	151,604
2,000	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,139,200
8,550	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 5.500%, 12/01/31	12/20 at 100.00	BBB	8,942,018
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
2,475	6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	2,600,730
10,000	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	A	10,099,500
44,760	Total New York			40,521,606
	North Carolina – 4.5% (2.9% of Total Investments)
1,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	2,009,744
17,000	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	17,421,260
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	3,278,670
4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA–	3,908,440
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	2,047,269
27,800	Total North Carolina			28,665,383
	North Dakota – 0.3% (0.2% of Total Investments)
1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	A+	1,693,260
	Ohio – 9.2% (5.9% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,415	5.375%, 6/01/24	6/17 at 100.00	B–	3,869,615
1,340	5.125%, 6/01/24	6/17 at 100.00	B–	1,145,298
1,695	5.875%, 6/01/30	6/17 at 100.00	B	1,380,594
6,215	5.750%, 6/01/34	6/17 at 100.00	B	4,866,345
4,300	6.000%, 6/01/42	6/17 at 100.00	BB+	3,378,381
1,500	6.500%, 6/01/47	6/17 at 100.00	B	1,269,015
4,750	5.875%, 6/01/47	6/17 at 100.00	B	3,689,848
3,110	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	2,550,480
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	BBB+	6,146,400
2,000	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/24 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	A+ (4)	2,059,640

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	$9,706,700
5,500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	6,022,610
7,500	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	8,203,350
3,690	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	3,723,764
62,015	Total Ohio			58,012,040
	Oklahoma – 0.3% (0.2% of Total Investments)
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,707,495
	Pennsylvania – 6.3% (4.0% of Total Investments)
3,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	3,229,110
5,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/14 at 100.00	Ba1	4,999,350
6,975	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA	6,428,927
3,115	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/36	12/22 at 100.00	AA	3,208,886
10,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	9,752,800
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	11,942,435
39,980	Total Pennsylvania			39,561,508
	Puerto Rico – 5.4% (3.4% of Total Investments)
3,330	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	BBB–	2,578,319
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – FGIC Insured	No Opt. Call	A	878,130
8,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	BBB	6,041,680
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	12/13 at 100.00	AA–	4,221,611
8,200	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23 (Pre-refunded 12/01/13)	12/13 at 100.00	Aaa	8,229,766
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	8,657,800
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	3,378,652
39,140	Total Puerto Rico			33,985,958
	Rhode Island – 0.5% (0.3% of Total Investments)
3,310	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	1/14 at 100.00	BBB–	3,223,841
	South Carolina – 0.3% (0.2% of Total Investments)
1,900	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/34 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	A (4)	1,974,518
	Tennessee – 0.3% (0.2% of Total Investments)
2,125	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A+	2,125,595

Nuveen Investments	61

NMO	Nuveen Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 18.1% (11.5% of Total Investments)
$2,500	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (6)	12/13 at 100.00	N/R	$2,824,975
5,080	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding Series 2005B, 5.000%, 7/01/35	7/15 at 100.00	AAA	5,319,116
1,210	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding School Building Series 2005, 5.000%, 8/15/34	8/15 at 100.00	AAA	1,271,250
1,635	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding School Building Series 2005, 5.000%, 8/15/34 (Pre-refunded 8/15/15)	8/15 at 100.00	N/R (4)	1,772,307
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2002, 0.000%, 8/15/32 – FGIC Insured	No Opt. Call	AA–	413,180
15,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	A (4)	15,830,400
2,005	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 5.750%, 1/01/31	1/21 at 100.00	Baa2	2,090,814
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23	No Opt. Call	Aaa	1,914,150
20	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33	No Opt. Call	AAA	20,512
2,180	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	2,263,363
	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006:
3,950	0.000%, 8/15/30	8/16 at 49.21	Aaa	1,691,746
4,000	0.000%, 8/15/31	8/16 at 46.64	Aaa	1,585,600
13,680	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	13,586,155
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	3,221,719
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	2,216,400
1,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	601,639
2,400	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	2,637,984
1,390	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Series 2011B, 3.000%, 2/15/14	No Opt. Call	AAA	1,401,593
9,350	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/32 – FGIC Insured	8/15 at 39.49	AA–	3,475,208
6,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/33 (Pre-refunded 8/15/14)	8/14 at 35.27	AAA	2,112,180
3,525	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34	8/16 at 100.00	Aaa	3,773,090
1,845	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34	No Opt. Call	Aaa	1,913,689
3,405	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34 (Pre-refunded 2/15/15)	2/15 at 100.00	N/R (4)	3,614,237
4,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	4,201,800
2,125	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA–	1,068,854
5,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34 (Pre-refunded 12/01/13)	12/13 at 100.00	A+ (4)	5,024,450
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bonds, Series 2007, 17.194%, 2/15/36 (IF)	2/17 at 100.00	AA–	3,357,407
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	2,984,676

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
$7,925	5.000%, 12/15/28	No Opt. Call	A3	$7,867,782
1,600	5.000%, 12/15/32	No Opt. Call	A3	1,551,840
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/31	No Opt. Call	AAA	2,765,500
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	4,984,700
5,000	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34	8/15 at 36.81	AAA	1,608,700
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005:
3,000	0.000%, 8/15/23 (Pre-refunded 8/15/15)	8/15 at 67.10	AAA	1,995,090
2,000	0.000%, 8/15/24 (Pre-refunded 8/15/15)	8/15 at 63.56	AAA	1,259,820
133,795	Total Texas			114,221,926
	Utah – 1.0% (0.6% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,044,940
2,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/25 – NPFG Insured	No Opt. Call	A1	1,179,860
1,695	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Series 2006A., 4.500%, 8/01/23 – FGIC Insured	8/16 at 100.00	A+	1,812,921
6,695	Total Utah			6,037,721
	Virginia – 4.7% (3.0% of Total Investments)
900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	927,963
21,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	20,233,650
2,500	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	2,353,975
19,400	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/44	No Opt. Call	BBB–	2,473,694
3,600	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,602,160
47,900	Total Virginia			29,591,442
	Washington – 3.1% (2.0% of Total Investments)
2,755	Cowlitz County, Washington, Special Sewerage Revenue Refunding Bonds, CSOB Wastewater Treatment Facilities, Series 2002, 5.500%, 11/01/16 – FGIC Insured	No Opt. Call	A1	2,946,225
3,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa1 (4)	3,224,370
8,000	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2008A, 5.250%, 8/15/34 – AGM Insured	5/18 at 100.00	AA–	8,180,960
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA+	5,138,730
22,755	Total Washington			19,490,285
	West Virginia – 0.5% (0.3% of Total Investments)
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.375%, 6/01/38	6/23 at 100.00	A	3,083,550
	Wisconsin – 2.4% (1.5% of Total Investments)
1,830	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 4.750%, 5/01/25	5/16 at 100.00	BBB	1,840,211
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/27	2/22 at 100.00	A–	1,038,588
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,027,588
10,070	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	11,159,372
13,900	Total Wisconsin			15,065,759

Nuveen Investments	63

NMO	Nuveen Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.7% (0.4% of Total Investments)
$4,080	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	$4,425,576
$1,185,665	Total Municipal Bonds (cost $973,932,519)			990,151,175

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$625	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$112,535
178	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	23,809
$803	Total Corporate Bonds (cost $31,801)				136,344
	Total Long-Term Investments – (cost $973,964,320)				990,287,519
	Floating Rate Obligations – (5.5)%				(34,730,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (55.7)% (9)				(350,900,000)
	Other Assets Less Liabilities – 4.0%				25,312,745
	Net Assets Applicable to Common Shares – 100%				$629,970,264

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail merged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.4%.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

64	Nuveen Investments

NAD
Nuveen Dividend Advantage Municipal Fund
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.7% (99.9% of Total Investments)
	Alaska – 0.1% (0.1% of Total Investments)
$750	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA+	$776,100
	Arizona – 3.3% (2.2% of Total Investments)
2,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	2,021,320
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A:
2,350	5.000%, 7/01/33	7/18 at 100.00	AA–	2,461,249
8,200	5.000%, 7/01/38	7/18 at 100.00	AA–	8,445,508
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
500	5.500%, 12/01/29	No Opt. Call	A–	538,875
5,000	5.000%, 12/01/37	No Opt. Call	A–	5,031,950
18,050	Total Arizona			18,498,902
	California – 13.1% (8.7% of Total Investments)
1,535	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/37 – NPFG Insured	No Opt. Call	A	406,821
7,150	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA–	3,243,741
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	5,155,100
3,335	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42	11/16 at 100.00	AA–	3,314,690
5,000	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	5,151,700
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A1	4,442,185
2,250	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	2,364,840
6,025	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	7,012,859
65	California, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	1/14 at 100.00	A1	65,258
5,000	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2007A, 5.000%, 8/01/31 – AGM Insured	8/17 at 100.00	Aa2	5,270,700
2,000	Dublin Unified School District, Alameda County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/31 – NPFG Insured	8/17 at 49.41	Aa2	783,480
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA–	2,070,740
10,730	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA–	10,595,231
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,030	4.500%, 6/01/27	6/17 at 100.00	B	2,591,498
7,745	5.000%, 6/01/33	6/17 at 100.00	B	5,970,233
1,000	5.125%, 6/01/47	6/17 at 100.00	B	700,870

Nuveen Investments	65

NAD	Nuveen Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	$927,300
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,645,940
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA–	2,145,960
2,000	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Election 2001 Series 2006B, 5.000%, 8/01/30 – AGC Insured	8/15 at 101.00	Aa2	2,109,460
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
2,350	0.000%, 1/15/29 – NPFG Insured	No Opt. Call	A	921,835
17,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	4,396,880
575	Seaside Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2003, 5.375%, 8/01/18 – NPFG Insured	1/14 at 100.00	A	576,236
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Aa3	1,299,255
98,650	Total California			74,162,812
	Colorado – 8.7% (5.7% of Total Investments)
1,125	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	977,445
3,475	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,811,484
2,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	2,254,529
4,890	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A+	4,863,594
4,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	4,022,920
8,765	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	4,996,313
25,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	9,081,000
60,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	16,162,800
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	A	2,872,625
122,055	Total Colorado			49,042,710
	Connecticut – 0.5% (0.3% of Total Investments)
3,782	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31	No Opt. Call	N/R	2,610,946
	District of Columbia – 0.1% (0.1% of Total Investments)
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–	512,720
	Florida – 9.0% (6.0% of Total Investments)
15,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)	6/15 at 101.00	AAA	15,028,500
2,500	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A–	2,548,375
1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,764,117

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,620	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/29 – AMBAC Insured	8/14 at 100.00	Aa2	$2,672,400
	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007:
22,000	5.000%, 8/15/37 (UB)	8/17 at 100.00	AA	21,967,880
7,370	5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	7,269,768
51,155	Total Florida			51,251,040
	Georgia – 2.3% (1.5% of Total Investments)
5,000	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	4,818,700
5,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	5,196,000
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/37	2/20 at 100.00	AA–	3,067,410
13,000	Total Georgia			13,082,110
	Idaho – 0.1% (0.0% of Total Investments)
75	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1999E, 5.750%, 1/01/21 (Alternative Minimum Tax)	1/14 at 100.00	AAA	77,158
125	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000D, 6.350%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Aa2	127,130
130	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)	1/14 at 100.00	Aaa	130,276
330	Total Idaho			334,564
	Illinois – 26.1% (17.3% of Total Investments)
2,205	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	A+	808,992
7,250	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	A+	7,525,790
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments, Series 1999A:
450	5.500%, 12/20/19 (Alternative Minimum Tax)	4/14 at 100.00	AA–	450,806
1,210	5.600%, 12/20/29 (Alternative Minimum Tax)	4/14 at 100.00	AA–	1,210,920
1,925	5.650%, 12/20/40 (Alternative Minimum Tax)	4/14 at 100.00	AA–	1,925,770
2,480	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/33 – FGIC Insured	No Opt. Call	AA–	720,390
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System, Series 1999, 5.500%, 1/01/23 – FGIC Insured	No Opt. Call	AA–	25,096,208
580	Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series 1993, 5.375%, 1/01/14 – AMBAC Insured	No Opt. Call	AA+	584,826
5,320	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2004A, 5.000%, 1/01/28 – NPFG Insured	1/15 at 100.00	A	5,473,854
3,465	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A	3,474,633
190	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 (Pre-refunded 1/01/14) – AGM Insured	1/14 at 100.00	AA (4)	191,619
3,935	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Lake County School District 116 – Round Lake, Series 1999, 0.000%, 1/01/15 – NPFG Insured	No Opt. Call	Baa1	3,865,862
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,586,100

Nuveen Investments	67

NAD	Nuveen Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	$2,006,960
1,120	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,138,749
	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2004A:
4,580	5.000%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	Aa1 (4)	4,728,117
1,060	5.000%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	Aa1 (4)	1,094,280
1,225	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2007, 5.000%, 7/01/19	7/17 at 100.00	Aa1	1,368,374
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,377,400
5,960	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	5,603,890
1,500	Illinois Housing Development Authority, Housing Finance Bonds, Series 2005E, 4.800%, 1/01/36 – FGIC Insured	1/15 at 100.00	AA	1,489,785
2,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/20 – AGM Insured	7/16 at 100.00	AA–	2,205,420
2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured	No Opt. Call	Aa3	1,510,140
11,345	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/25 – AGM Insured	1/15 at 60.14	A1	6,478,108
3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	1,762,770
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	8,366,505
13,000	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	8,355,360
1,840	Oak Park, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 11/01/27 – SYNCORA GTY Insured	11/15 at 54.13	Aa2	908,592
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999:
22,650	5.750%, 6/01/19 – AGM Insured	No Opt. Call	AA	26,759,390
3,500	5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	4,037,250
1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AAA	1,371,201
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	3,389,276
5,320	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured (ETM)	No Opt. Call	Aa2 (4)	4,085,920
2,475	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 – AGM Insured	No Opt. Call	A2	2,184,386
2,025	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 – AGM Insured (ETM)	No Opt. Call	A2 (4)	1,873,267
162,340	Total Illinois			148,010,910
	Indiana – 3.7% (2.5% of Total Investments)
4,350	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	Aa2	4,517,562
2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 (Pre-refunded 3/01/14) – AMBAC Insured	3/14 at 100.00	A+ (4)	2,034,960
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,062,700

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$3,850	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 1847, 7.692%, 1/01/25 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aaa	$3,923,882
8,675	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	8,734,424
20,875	Total Indiana			21,273,528
	Iowa – 1.5% (1.0% of Total Investments)
1,335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	1,223,928
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
2,420	5.500%, 6/01/42	6/15 at 100.00	B+	1,864,683
7,000	5.625%, 6/01/46	6/15 at 100.00	B+	5,408,410
10,755	Total Iowa			8,497,021
	Kansas – 0.4% (0.2% of Total Investments)
3,055	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	2,039,213
	Louisiana – 2.9% (1.9% of Total Investments)
1,740	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/36 at 101.00	Aa1	1,814,837
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	9,090,360
5,445	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	5,385,650
16,185	Total Louisiana			16,290,847
	Maine – 0.2% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,108,265
	Massachusetts – 3.4% (2.3% of Total Investments)
1,440	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax) (5)	3/14 at 101.00	N/R	471,758
4,365	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	10/15 at 100.00	AA–	4,618,650
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A–	632,059
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,384,042
2,805	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	2,874,340
820	Massachusetts Port Authority, Special Facilities Revenue Bonds, US Airways Group Inc., Series 1996A, 5.875%, 9/01/23 – NPFG Insured (Alternative Minimum Tax)	3/14 at 100.00	A	820,295
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,403,758
160	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	167,206
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
515	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	Aa2 (4)	558,368
3,325	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	Aa2 (4)	3,604,998

Nuveen Investments	69

NAD	Nuveen Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	$769,945
19,730	Total Massachusetts			19,305,419
	Michigan – 3.5% (2.3% of Total Investments)
885	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	817,023
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,418,540
2,500	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – AGM Insured	1/14 at 100.00	AA–	2,443,650
1,550	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,588,673
3,215	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2004A, 5.250%, 7/01/18 – NPFG Insured	7/16 at 100.00	A	3,232,779
1,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2005C, 5.000%, 7/01/17 – FGIC Insured	7/15 at 100.00	A	999,960
4,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA–	3,715,240
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,385,003
20,300	Total Michigan			19,600,868
	Minnesota – 1.9% (1.2% of Total Investments)
6,375	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	7,451,419
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2005C, 5.000%, 1/01/25 – FGIC Insured	1/15 at 100.00	A	3,125,730
9,375	Total Minnesota			10,577,149
	Missouri – 2.1% (1.4% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	3,771,880
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	2,380,450
5,545	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	5,522,155
17,545	Total Missouri			11,674,485
	Nevada – 5.4% (3.6% of Total Investments)
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	10,894,400
9,675	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	9,904,394
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2008, Trust 2633 18.987%, 7/01/31 – BHAC Insured (IF), (6)	7/17 at 100.00	AA+	4,166,250
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,618,260
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	A	4,309,750
29,925	Total Nevada			30,893,054

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 3.9% (2.6% of Total Investments)
$6,850	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 5.750%, 12/01/15	No Opt. Call	N/R	$7,606,240
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 1999A, 5.750%, 6/15/18	No Opt. Call	A+	4,777,600
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A+	9,352,400
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	AA–	600,398
31,420	Total New Jersey			22,336,638
	New Mexico – 0.7% (0.4% of Total Investments)
3,730	University of New Mexico, FHA-Insured Hospital Mortgage Revenue Bonds, University of Mexico Hospital Project, Series 2004, 5.000%, 7/01/32 – AGM Insured	7/14 at 100.00	AA–	3,803,668
	New York – 11.6% (7.7% of Total Investments)
1,335	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/17 – RAAI Insured	1/14 at 100.00	A3	1,338,191
7,500	Dormitory Authority of the State of New York, Secured Hospital Revenue Refunding Bonds, Wyckoff Heights Medical Center, Series 1998H, 5.300%, 8/15/21 – NPFG Insured	2/14 at 100.00	AA–	7,531,650
1,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	1,128,996
6,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	6,508,740
4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	5,453,795
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005A, 5.000%, 6/15/39	6/14 at 100.00	AAA	5,033,400
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	5,131,200
8,800	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/32 – AMBAC Insured (UB), (6)	10/14 at 100.00	AAA	9,090,664
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,274,600
2,000	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,139,200
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
5,000	6.500%, 12/01/28	12/15 at 100.00	BBB	5,246,150
1,670	6.000%, 12/01/36	12/20 at 100.00	BBB	1,806,756
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.900%, 12/01/17 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	A	10,014,200
63,160	Total New York			65,697,542
	North Carolina – 1.6% (1.1% of Total Investments)
1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.250%, 1/15/24 – AGC Insured	1/18 at 100.00	AA–	1,665,285
3,830	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	4,051,221
3,400	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,494,656
8,730	Total North Carolina			9,211,162

Nuveen Investments	71

NAD	Nuveen Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 0.8% (0.5% of Total Investments)
$3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	$4,422,914
	Ohio – 5.5% (3.7% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,820	5.375%, 6/01/24	6/17 at 100.00	B–	1,595,175
210	5.125%, 6/01/24	6/17 at 100.00	B–	179,487
5,155	5.875%, 6/01/30	6/17 at 100.00	B	4,198,799
1,890	5.750%, 6/01/34	6/17 at 100.00	B	1,479,870
1,000	6.500%, 6/01/47	6/17 at 100.00	B	846,010
3,930	5.875%, 6/01/47	6/17 at 100.00	B	3,052,863
6,135	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	5,031,252
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	BBB+	6,146,400
3,650	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	A+	3,660,987
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,095,020
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1:
1,500	5.250%, 2/15/39	2/23 at 100.00	A+	1,581,045
1,845	5.000%, 2/15/48	2/23 at 100.00	A+	1,861,882
520	Warren County, Ohio, Limited Tax General Obligations, Series 1997, 5.500%, 12/01/17	12/13 at 100.00	Aa1	522,298
34,655	Total Ohio			31,251,088
	Oklahoma – 0.2% (0.1% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,074,660
	Pennsylvania – 2.6% (1.7% of Total Investments)
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA–	1,258,300
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,494,525
8,200	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	7,215,262
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	4,876,400
15,950	Total Pennsylvania			14,844,487
	Puerto Rico – 5.3% (3.6% of Total Investments)
2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	BBB–	1,935,675
1,045	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 2003, 5.250%, 7/01/17 – FGIC Insured	1/14 at 100.00	BBB–	951,075
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	12/13 at 100.00	AA–	4,221,611
8,200	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23 (Pre-refunded 12/01/13)	12/13 at 100.00	Aaa	8,229,766
12,845	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/42 – FGIC Insured	No Opt. Call	BBB+	1,199,338

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	$8,657,800
2,105	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/37	2/20 at 100.00	A+	1,724,984
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	3,378,652
45,305	Total Puerto Rico			30,298,901
	Rhode Island – 3.3% (2.2% of Total Investments)
2,015	Central Falls, Rhode Island, General Obligation School Bonds, Series 1999, 6.250%, 5/15/20 – RAAI Insured	11/13 at 100.00	BB	1,859,704
3,000	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	A	2,988,540
1,428	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity 57-B Bond Program, Series 2008, Trust 1177, 9.744%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,483,920
12,500	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	1/14 at 100.00	BBB+	12,396,625
18,943	Total Rhode Island			18,728,789
	South Carolina – 0.4% (0.3% of Total Investments)
2,045	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/27 – AGM Insured	11/14 at 100.00	AA–	2,109,131
	Tennessee – 0.4% (0.3% of Total Investments)
2,310	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	2,315,544
1,500	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/46 (5)	11/17 at 100.00	N/R	3,600
3,810	Total Tennessee			2,319,144
	Texas – 11.7% (7.8% of Total Investments)
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/14 at 100.00	C	38,374
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,120,980
1,215	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding School Building Series 2005, 5.000%, 8/15/34	8/15 at 100.00	AAA	1,276,503
1,630	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding School Building Series 2005, 5.000%, 8/15/34 (Pre-refunded 8/15/15)	8/15 at 100.00	N/R (4)	1,766,887
2,820	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	A (4)	2,976,115
3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	2,846,190
15	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33	No Opt. Call	AAA	15,384
2,085	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	2,164,730
2,305	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	A	1,592,824
245	Harris County-Houston Sports Authority, Texas, Senior Lien Special Revenue Bonds, Series 1998A, 5.000%, 11/15/28 – NPFG Insured	1/14 at 100.00	A	244,988
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2009A, 5.125%, 11/15/32 – AGC Insured	No Opt. Call	AA	4,292,280

Nuveen Investments	73

NAD	Nuveen Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
$3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	$1,263,957
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	4,492,724
9,345	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/33 – FGIC Insured	8/15 at 37.33	AA–	3,282,338
33,160	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/38	8/14 at 26.50	AAA	8,434,246
1,845	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34	No Opt. Call	Aaa	1,913,689
3,405	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34 (Pre-refunded 2/15/15)	2/15 at 100.00	N/R (4)	3,614,237
1,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	AA+	1,039,960
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Residuals 1760-3, 17.194%, 2/15/36 (IF)	2/17 at 100.00	AA–	3,357,407
8,230	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/29	No Opt. Call	A3	8,122,763
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	4,984,700
7,000	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/35	8/15 at 34.92	AAA	2,114,560
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005:
3,000	0.000%, 8/15/20 (Pre-refunded 8/15/15)	8/15 at 78.46	AAA	2,332,980
3,000	0.000%, 8/15/22 (Pre-refunded 8/15/15)	8/15 at 70.77	AAA	2,104,290
115,315	Total Texas			66,393,106
	Utah – 0.0% (0.0% of Total Investments)
105	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000F-2, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)	1/14 at 100.00	AAA	105,315
	Virginia – 1.1% (0.7% of Total Investments)
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,505,205
1,500	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	1,546,605
3,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Refunding Bonds, Novant Health Obligated Group-Prince William Hospital, Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,016,200
1,050	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/35	No Opt. Call	BBB–	271,457
7,050	Total Virginia			6,339,467
	Washington – 7.1% (4.7% of Total Investments)
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA	4,116,520
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,089,960
3,350	Washington, General Obligation Compound Interest Bonds, Series 1999S-2, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	3,155,600

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
$17,650	0.000%, 1/01/20	No Opt. Call	AA+	$15,365,914
18,470	0.000%, 1/01/21	No Opt. Call	AA+	15,326,775
45,470	Total Washington			40,054,769
	Wisconsin – 6.2% (4.1% of Total Investments)
1,690	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (4)	1,771,255
560	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 – AGM Insured	11/14 at 100.00	Aa2	575,792
7,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2006A, 5.000%, 11/15/36	11/16 at 100.00	AA+	7,679,588
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured	No Opt. Call	A2	1,081,590
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA–	4,605,994
1,965	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 6.100%, 5/01/34	5/14 at 100.00	BBB+	2,002,355
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,251,163
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – AMBAC Insured	7/15 at 100.00	Aa1	3,110,100
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
6,650	6.000%, 5/01/36	5/19 at 100.00	AA–	7,441,217
5,100	6.250%, 5/01/37	5/19 at 100.00	AA–	5,681,094
33,165	Total Wisconsin			35,200,148
$1,054,670	Total Municipal Bonds (cost $838,802,021)			853,733,592

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$248	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$44,686
71	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	9,454
$319	Total Corporate Bonds (cost $12,627)				54,140

Nuveen Investments	75

NAD	Nuveen Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013

Shares	Description (1), (9)	Value
	Investment Companies – 0.1% ( 0.1% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc.	$134,559
32,524	Invesco Quality Municipal Income Trust	371,099
	Total Investment Companies (cost $530,611)	505,658
	Total Long-Term Investments (cost $839,345,259)	854,293,390
	Floating Rate Obligations – (7.6)%	(42,810,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (25.5)% (10)	(144,300,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (21.3)% (10)	(120,400,000)
	Other Assets Less Liabilities – 3.6%	19,703,732
	Net Assets Applicable to Common Shares – 100%	$566,487,122

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)
A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.9% and 14.1%, respectively.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

76	Nuveen Investments

NXZ
Nuveen Dividend Advantage Municipal Fund 2
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.9% (100% of Total Investments)
	MUNICIPAL BONDS- 146.9% (100% of Total Investments)
	Alabama – 0.5% (0.3% of Total Investments)
$2,030	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	$2,040,739
	Alaska – 2.1% (1.4% of Total Investments)
5,140	Alaska Municipal Bond Bank Authority, Revenue Bonds, Series 2003B, 5.250%, 12/01/22 – NPFG Insured	12/13 at 100.00	AA	5,160,560
2,290	Anchorage, Alaska, Water Revenue Bonds, Refunding Series 2007, 5.000%, 5/01/37 – NPFG Insured	5/17 at 100.00	AA	2,336,876
2,285	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B2	1,582,088
9,715	Total Alaska			9,079,524
	Arizona – 1.8% (1.2% of Total Investments)
4,500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	4,547,970
2,905	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2008A, 5.000%, 1/01/33	No Opt. Call	Aa1	3,089,729
7,405	Total Arizona			7,637,699
	California – 23.5% (16.0% of Total Investments)
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36	6/17 at 100.00	BB	771,840
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
3,280	5.450%, 6/01/28	12/18 at 100.00	B+	2,929,991
9,000	5.600%, 6/01/36	12/18 at 100.00	BB–	7,535,520
4,080	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	4,103,786
4,000	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	AA+	4,129,240
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A1	4,442,185
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	A1	3,233,220
4,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/22 – NPFG Insured	No Opt. Call	Aa1	2,922,360
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Aaa	2,035,404
20,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – FGIC Insured	6/15 at 100.00	A2	19,232,000
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,350	5.000%, 6/01/33	6/17 at 100.00	B	2,582,348
1,000	5.125%, 6/01/47	6/17 at 100.00	B	700,870
3,000	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	3,095,970

Nuveen Investments	77

NXZ	Nuveen Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$6,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/13 at 101.00	N/R	$6,075,900
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	554,028
3,285	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA–	3,524,739
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa3	6,422,477
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	3,971,450
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA–	1,187,778
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	1,856,300
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured	No Opt. Call	AA–	1,656,832
3,000	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Election 2001 Series 2006B, 5.000%, 8/01/30 – AGC Insured	8/15 at 101.00	Aa2	3,164,190
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	A1	1,601,399
4,150	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/29 – AGM Insured	8/18 at 53.32	Aa2	1,787,198
12,705	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	4,028,247
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A2	5,254,200
1,930	San Mateo County Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 6/01/29 – NPFG Insured	6/15 at 100.00	AA	2,025,130
127,285	Total California			100,824,602
	Colorado – 9.7% (6.6% of Total Investments)
4,445	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A+	4,420,997
4,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	4,022,920
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,978,060
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,271,320
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	5,890,019
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,612,939
4,335	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	A+	4,670,919
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB	1,995,000
8,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	A	3,561,360
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2 (4)	795,604
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25 (Pre-refunded 6/01/14)	6/14 at 101.00	N/R (4)	1,055,350

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$960	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	$1,021,133
5,000	Thornton, Colorado, Water Enterprise Revenue Bonds, Series 2004, 5.000%, 12/01/34 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AA (4)	5,259,850
52,410	Total Colorado			41,555,471
	District of Columbia – 1.3% (0.9% of Total Investments)
455	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	11/13 at 100.00	A1	457,261
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	4,958,900
5,455	Total District of Columbia			5,416,161
	Florida – 4.7% (3.2% of Total Investments)
1,100	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2007A, 5.000%, 10/01/14 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA–	1,148,752
2,600	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	Aa2	2,593,786
2,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	Aa2	2,562,072
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA–	5,164,326
	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
2,000	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	A	2,025,920
1,500	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	A	1,507,875
5,000	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	5,161,700
19,685	Total Florida			20,164,431
	Georgia – 3.2% (2.2% of Total Investments)
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	2,072,840
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	2,070,840
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
2,000	5.250%, 2/15/37	2/20 at 100.00	AA–	2,044,940
5,000	5.125%, 2/15/40	2/20 at 100.00	AA–	5,030,300
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA–	2,697,625
13,500	Total Georgia			13,916,545
	Idaho – 1.3% (0.9% of Total Investments)
5,360	Pocatello Development Authority, Idaho, Revenue Allocation Tax Increment Bonds, Series 2004A, 6.000%, 8/01/28 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (4)	5,593,535
	Illinois – 15.9% (10.8% of Total Investments)
3,370	Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing Revenue Bonds, Stone Terrace Apartments, Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)	12/13 at 100.00	AA+	3,372,224
5,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	AA–	1,353,700
3,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA–	2,821,740

Nuveen Investments	79

NXZ	Nuveen Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$3,360	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2007B, 0.000%, 12/01/24	12/16 at 69.01	AAA	$2,067,005
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,149,629
5,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	5,124,350
1,000	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,073,130
10,270	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 – NPFG Insured	5/17 at 100.00	AA–	10,278,011
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005, 5.250%, 8/15/20 – AGC Insured	8/15 at 100.00	AA–	1,038,000
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	2,694,475
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB), (5)	2/21 at 100.00	AA–	2,604,800
6,935	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	6,520,634
1,670	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA	1,694,783
2,925	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/22	No Opt. Call	A–	3,151,892
1,955	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	1,963,426
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured	No Opt. Call	Aa3	1,668,200
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
8,200	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AAA	3,169,136
10,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	2,595,100
2,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	AAA	2,759,025
3,379	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	2,956,388
1,890	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2003A, 5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AA	2,191,852
86,054	Total Illinois			68,247,500
	Indiana – 5.1% (3.4% of Total Investments)
2,640	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,343,686
4,195	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 (Pre-refunded 3/01/14) – AMBAC Insured	3/14 at 100.00	A+ (4)	4,268,329
2,295	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.500%, 9/15/31	1/14 at 100.00	BBB	2,295,734
840	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA–	893,038
2,305	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,377,262
5,180	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	5,215,483
2,470	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,619,752

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$1,890	New Albany-Floyd County School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/26 (Pre-refunded 7/15/15) – AGM Insured	7/15 at 100.00	AA+ (4)	$2,041,691
6,100	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.800%, 2/15/24 (6)	2/14 at 100.00	N/R	657,397
27,915	Total Indiana			21,712,372
	Iowa – 1.5% (1.0% of Total Investments)
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	916,800
6,340	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	5,318,753
7,340	Total Iowa			6,235,553
	Kansas – 1.1% (0.8% of Total Investments)
2,000	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	AA	2,144,920
4,090	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	2,730,075
6,090	Total Kansas			4,874,995
	Kentucky – 0.2% (0.2% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA–	1,000,730
	Louisiana – 1.5% (1.0% of Total Investments)
3,960	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	3,916,836
2,305	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2002, 5.000%, 6/01/21 – NPFG Insured	No Opt. Call	A	2,309,380
6,265	Total Louisiana			6,226,216
	Massachusetts – 2.5% (1.7% of Total Investments)
2,500	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	1/14 at 100.00	A–	2,506,925
1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	1,526,550
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,403,758
160	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	167,206
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
515	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	Aa2 (4)	558,368
3,325	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	Aa2 (4)	3,604,998
10,280	Total Massachusetts			10,767,805
	Michigan – 7.1% (4.8% of Total Investments)
885	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	817,023
1,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	841,820
3,135	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 1998B Remarketed, 5.250%, 7/01/22 – NPFG Insured	7/17 at 100.00	A	3,094,026
6,430	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/32 – AGM Insured	1/14 at 100.00	AA–	5,977,135
3,960	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	A	3,553,744

Nuveen Investments	81

NXZ	Nuveen Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.750%, 7/01/37	7/21 at 100.00	BB–	$1,919,980
3,500	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA–	3,235,575
6,880	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2010, 5.500%, 5/15/36	5/20 at 100.00	A2	7,037,002
4,000	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A, 8.000%, 10/01/31 (6)	4/14 at 100.00	Ca	2,160,160
1,950	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	A	1,893,041
33,740	Total Michigan			30,529,506
	Minnesota – 1.3% (0.9% of Total Investments)
5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA–	5,738,650
	Missouri – 0.7% (0.5% of Total Investments)
	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A:
1,325	4.500%, 12/15/23 – NPFG Insured	12/16 at 100.00	A	1,378,914
1,475	4.500%, 12/15/26 – NPFG Insured	12/16 at 100.00	A	1,502,937
2,800	Total Missouri			2,881,851
	Nevada – 2.8% (1.9% of Total Investments)
1,405	Clark County, Nevada, Senior Lien Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/40 – AMBAC Insured	7/15 at 100.00	Aa2	1,413,711
5,035	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.000%, 7/01/36 – FGIC Insured	7/14 at 100.00	A+	5,043,660
2,000	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2008, Trust 2633, 18.987%, 7/01/31 – BHAC Insured (IF), (5)	7/17 at 100.00	AA+	2,222,000
1,455	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/24 – FGIC Insured	6/15 at 100.00	AA+	1,549,240
1,750	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.714%, 7/01/31 – BHAC Insured (IF), (5)	7/17 at 100.00	AA+	1,944,250
11,645	Total Nevada			12,172,861
	New Jersey – 1.1% (0.7% of Total Investments)
3,995	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/13 at 100.00	B	3,994,880
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	623,064
4,595	Total New Jersey			4,617,944
	New York – 8.2% (5.6% of Total Investments)
12,020	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/46	No Opt. Call	BBB–	1,695,060
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2007C, 5.000%, 3/15/14	No Opt. Call	AAA	2,036,400
4,160	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	4,269,658
12,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA–	12,853,888
5,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/14 at 100.00	N/R	5,321,600
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,274,600
2,000	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,139,200

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,670	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB	$1,806,756
44,650	Total New York			35,397,162
	North Carolina – 2.1% (1.4% of Total Investments)
3,200	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A, 5.000%, 10/01/41	No Opt. Call	AA+	3,290,464
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,391,872
2,375	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,450,739
8,875	Total North Carolina			9,133,075
	North Dakota – 0.7% (0.5% of Total Investments)
3,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/29	12/21 at 100.00	A–	3,066,930
	Ohio – 2.7% (1.8% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,000	5.875%, 6/01/30	6/17 at 100.00	B	1,629,020
10,000	5.750%, 6/01/34	6/17 at 100.00	B	7,830,000
1,500	6.500%, 6/01/47	6/17 at 100.00	B	1,269,015
1,000	5.875%, 6/01/47	6/17 at 100.00	B	776,810
14,500	Total Ohio			11,504,845
	Oklahoma – 1.1% (0.8% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,074,660
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A	3,724,875
4,500	Total Oklahoma			4,799,535
	Pennsylvania – 0.8% (0.6% of Total Investments)
3,475	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA–	3,498,074
	Puerto Rico – 3.6% (2.4% of Total Investments)
1,500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004-I, 5.000%, 7/01/24 – FGIC Insured	No Opt. Call	BBB	1,099,230
5,020	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	4,346,216
9,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	7,298,202
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
30,000	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	2,187,600
6,150	0.000%, 8/01/56	No Opt. Call	AA–	370,599
51,980	Total Puerto Rico			15,301,847
	Rhode Island – 0.7% (0.5% of Total Investments)
3,000	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	A	2,988,540
	South Carolina – 4.0% (2.7% of Total Investments)
2,500	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/23 – AGM Insured	11/14 at 100.00	AA–	2,601,625
2,000	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/34 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	A (4)	2,078,440
Nuveen Investments	83

NXZ	Nuveen Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
$21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	$10,003,088
5,560	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA–	2,500,332
31,630	Total South Carolina			17,183,485
	Texas – 27.1% (18.4% of Total Investments)
4,000	Board of Regents, University of Texas System, Financing System Revenue Refunding Bonds, Series 2006B, 5.000%, 8/15/31	8/16 at 100.00	AAA	4,281,520
10,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	A (4)	10,553,600
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	Baa2	1,280,550
6,000	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A, 7.125%, 9/01/34	9/14 at 100.00	N/R	6,167,700
7,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	7,140,700
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	1/14 at 100.00	BB+	10,007,900
4,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	4,197,680
31,170	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/13 at 100.00	A	31,167,818
1,920	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	A	374,170
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	A	1,041,231
40,000	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	A	7,169,200
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	2,216,400
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	2,019,100
5,540	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	2,068,968
4,285	Little Elm Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 5.000%, 8/15/37	8/16 at 100.00	AAA	4,541,029
10,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA–	5,029,900
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Residuals 1760-3, 17.194%, 2/15/36 (IF)	2/17 at 100.00	AA–	3,357,407
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	2,984,676
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/29	No Opt. Call	A3	4,934,850
1,190	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	1,186,359
1,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/28 – AMBAC Insured	8/14 at 43.53	A–	417,200
4,095	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2001, 5.250%, 8/01/35	2/14 at 100.00	AAA	4,107,899
164,200	Total Texas			116,245,857

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 1.4% (1.0% of Total Investments)
$600	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	$618,642
2,500	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	2,353,975
1,335	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/33	No Opt. Call	BBB–	393,051
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,876,122
820	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	851,898
7,140	Total Virginia			6,093,688
	Washington – 1.6% (1.1% of Total Investments)
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,885,046
2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa3	2,816,285
6,720	Total Washington			6,701,331
	West Virginia – 2.3% (1.6% of Total Investments)
2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company Amos Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	BBB	3,037,320
6,720	West Virginia University, Revenue Bonds, West Virginia University Projects, Improvement Series 2004C, 5.000%, 10/01/34 (Pre-refunded 10/01/14) – FGIC Insured	10/14 at 100.00	Aa3 (4)	7,016,822
9,670	Total West Virginia			10,054,142
	Wisconsin – 1.7% (1.2% of Total Investments)
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,251,163
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	2,473,200
3,690	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	3,699,184
7,440	Total Wisconsin			7,423,547
$806,349	Total Municipal Bonds (cost $613,020,028)			630,626,748

Nuveen Investments	85

NXZ	Nuveen Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$259	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$46,619
74	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	9,864
$333	Total Corporate Bonds (cost $13,173)				56,483
	Total Long-Term Investments (cost $613,033,201)				630,683,231
	Floating Rate Obligations – (4.6)%				(19,570,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.6)% (9)				(196,000,000)
	Other Assets Less Liabilities – 3.3%				14,272,247
	Net Assets Applicable to Common Shares – 100%				$429,385,478

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.1%.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

86	Nuveen Investments

NZF
Nuveen Dividend Advantage Municipal Fund 3
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.1% (97.8% of Total Investments)
	MUNICIPAL BONDS – 142.5% (97.4% of Total Investments)
	Alabama – 0.6% (0.4% of Total Investments)
$3,500	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$3,527,370
	Alaska – 0.1% (0.1% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B2	692,380
	Arizona – 2.3% (1.6% of Total Investments)
3,390	Arizona State Transportation Board, Highway Revenue Bonds, Series 2006, 13.313%, 7/01/16 (IF)	No Opt. Call	AAA	4,132,173
5,000	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/30 – FGIC Insured	7/15 at 100.00	AA	5,197,700
3,800	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,824,282
12,190	Total Arizona			13,154,155
	California – 13.4% (9.2% of Total Investments)
1,670	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2008A-2. RMKT, 5.250%, 11/15/40	11/21 at 100.00	AA–	1,743,931
3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	3,740,238
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, 2007A 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,882,339
5,355	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.497%, 5/15/14 (IF)	No Opt. Call	AA–	6,432,265
20	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	AA	20,029
8,820	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA–	8,709,221
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
900	5.000%, 6/01/33	6/17 at 100.00	B	693,765
11,865	5.125%, 6/01/47	6/17 at 100.00	B	8,315,823
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40	7/21 at 100.00	Aa2	8,114,249
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA	10,427,200
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 4.500%, 1/01/27 (Alternative Minimum Tax)	1/22 at 100.00	A	2,749,835
12,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	8,565,960
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 – AGM Insured	10/25 at 100.00	AA–	3,592,589
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	206,189

Nuveen Investments	87

NZF	Nuveen Dividend Advantage Municipal Fund 3 (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	$3,920,372
3,000	San Diego Community College District, California, General Obligation Bonds, Tender Option Bond Trust 1005, 13.666%, 8/01/41 (IF), (5)	8/21 at 100.00	AA+	3,447,210
10,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	2,586,400
3,000	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Aaa	1,425,390
90,435	Total California			77,573,005
	Colorado – 4.8% (3.3% of Total Investments)
2,000	Broomfield, Colorado, Certificates of Participation, Refunding Series 2010, 3.000%, 12/01/13	No Opt. Call	Aa3	2,004,720
2,805	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.400%, 5/01/26	5/16 at 102.00	N/R	2,488,680
5,000	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	4,572,650
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	A+	5,890,019
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,612,939
4,335	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	A+	4,670,919
	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007:
950	5.125%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	874,209
2,000	5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	1,698,900
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25 (Pre-refunded 6/01/14)	6/14 at 101.00	N/R (4)	1,055,350
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	670,118
27,385	Total Colorado			27,538,504
	Connecticut – 0.8% (0.6% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,485,465
3,375	Connecticut State, General Obligation Bonds, Economic Recovery Series 2009A, 5.000%, 1/01/14	No Opt. Call	AA	3,402,506
4,875	Total Connecticut			4,887,971
	District of Columbia – 2.0% (1.4% of Total Investments)
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	AA+	10,100,400
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.801%, 10/01/30 – BHAC Insured (IF), (5)	10/16 at 100.00	AA+	1,375,197
11,335	Total District of Columbia			11,475,597
	Florida – 4.0% (2.7% of Total Investments)
4,980	Broward County, Florida, Airport System Revenue Refunding Bonds, Series 2009O, 5.375%, 10/01/29	10/19 at 100.00	A+	5,414,505
1,950	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A, 5.000%, 10/01/31 (Alternative Minimum Tax)	No Opt. Call	A	1,979,348
2,490	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,551,105
6,850	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	6,970,081
5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB), (5)	8/17 at 100.00	AA	5,380,812
70	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	51,655

88	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$200	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	$120,376
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	37,919
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	9,771
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	196,482
475	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	263,473
22,875	Total Florida			22,975,528
	Georgia – 6.5% (4.5% of Total Investments)
1,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/26 – AGM Insured	1/15 at 100.00	AA–	1,045,370
15,205	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	A1	16,173,709
2,000	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/29 – AGM Insured	No Opt. Call	AA–	2,087,160
3,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	3,106,260
2,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/42	7/17 at 100.00	N/R	1,613,100
5,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/35 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA– (4)	5,040,600
8,150	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36	2/18 at 100.00	AAA	8,812,758
36,355	Total Georgia			37,878,957
	Illinois – 17.5% (11.9% of Total Investments)
3,200	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	3,258,912
8,375	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.500%, 1/01/19 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA–	8,409,003
4,855	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	4,969,044
2,220	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	2,419,511
3,630	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A	3,640,091
7,500	Community Unit School District 308, Oswego, in the Counties of Kendall, Kane, and Will, Illinois, General Obligation Bonds, Series 2004, 5.375%, 10/01/17 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	Aa2 (4)	7,857,375
11,175	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	11,253,113
2,415	Illinois Finance Authority, General Obligation Debt Certificates, Local Government Program – Kankakee County, Series 2005B, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	Baa2 (4)	2,540,725
1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	1,001,340
3,630	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	3,750,552
4,125	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	4,156,969

Nuveen Investments	89

NZF	Nuveen Dividend Advantage Municipal Fund 3 (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$6,000	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/28	3/14 at 100.00	A–	$5,981,340
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 17.917%, 1/01/21 (IF), (5)	No Opt. Call	AA–	569,654
5,000	Lake County School District 38, Big Hallow, Illinois, General Obligation Bonds, Series 2005, 0.000%, 2/01/22 – AMBAC Insured	No Opt. Call	N/R	3,380,750
7,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	4,113,130
12,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	12,259,318
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	AAA	7,878,150
2,790	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 6/15/29 – FGIC Insured	No Opt. Call	AAA	3,128,901
10,000	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.000%, 12/01/41 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AAA	10,520,600
140,475	Total Illinois			101,088,478
	Indiana – 8.0% (5.5% of Total Investments)
4,230	Indiana Finance Authority, Educational Facilities Revenue Bonds, Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24	6/15 at 100.00	Aa3	4,351,782
6,310	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	6,183,232
5,370	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	4,921,122
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	6,800,366
10,925	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A (4)	11,702,967
7,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2004A, 5.000%, 1/01/32 – FGIC Insured	1/15 at 100.00	A+	7,205,870
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,500	5.750%, 9/01/42	9/17 at 100.00	N/R	2,504,875
2,500	5.800%, 9/01/47	9/17 at 100.00	N/R	2,506,375
45,535	Total Indiana			46,176,589
	Iowa – 0.2% (0.1% of Total Investments)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
525	5.500%, 6/01/42	6/15 at 100.00	B+	404,528
1,000	5.625%, 6/01/46	6/15 at 100.00	B+	772,630
1,525	Total Iowa			1,177,158
	Kansas – 0.3% (0.2% of Total Investments)
	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B:
1,000	5.125%, 5/15/37	5/14 at 103.00	N/R	876,450
1,000	5.125%, 5/15/42	5/14 at 103.00	N/R	859,020
2,000	Total Kansas			1,735,470
	Kentucky – 1.2% (0.8% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA–	994,490
5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	5,735,934

90	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A, 4.000%, 10/01/29	10/22 at 100.00	A	$199,741
6,615	Total Kentucky			6,930,165
	Louisiana – 5.2% (3.5% of Total Investments)
2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BBB–	2,117,700
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	3,201,090
10,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A+	10,282,600
3,700	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	3,737,148
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	4,896,086
5,855	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	5,921,747
28,980	Total Louisiana			30,156,371
	Maryland – 0.7% (0.5% of Total Investments)
1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007B, 5.250%, 4/01/37	4/17 at 100.00	N/R	823,150
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	1,159,860
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	541,758
1,675	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2013A, 4.000%, 8/15/41	8/23 at 100.00	A2	1,371,624
5,230	Total Maryland			3,896,392
	Massachusetts – 3.5% (2.4% of Total Investments)
1,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	4/14 at 102.00	N/R	1,299,678
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB+	986,820
1,600	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,658,464
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	407,972
5,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	5,001,300
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB), (5)	2/17 at 100.00	AA+	3,483,815
7,165	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	7,375,938
20,005	Total Massachusetts			20,213,987
	Michigan – 8.1% (5.5% of Total Investments)
15,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	Aa2	15,852,750
690	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	637,001
2,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38	8/17 at 100.00	N/R	1,583,300

Nuveen Investments	91

NZF	Nuveen Dividend Advantage Municipal Fund 3 (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	$3,845,743
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	Aa2	4,999,800
13,000	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012A, 5.000%, 7/01/14	No Opt. Call	AAA	13,416,778
2,250	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3	2,299,590
650	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sisters of Mercy Health Corporation, Series 1993P, 5.375%, 8/15/14 – NPFG Insured (ETM)	No Opt. Call	A (4)	676,078
2,865	Michigan State Hospital Finance Authority, Revenue bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	Aa2	2,904,050
635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	Aa2 (4)	719,525
45,670	Total Michigan			46,934,615
	Minnesota – 1.4% (1.0% of Total Investments)
1,200	Cambridge Independent School District 911, Isanti County, Minnesota, General Obligation Bonds, Refunding Series 2005C, 5.000%, 4/01/14 – NPFG Insured	No Opt. Call	Aa2	1,224,132
2,120	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rose Apartments Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)	4/14 at 103.00	Aa1	2,185,508
3,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	3,556,590
1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,252,213
7,695	Total Minnesota			8,218,443
	Mississippi – 0.9% (0.6% of Total Investments)
2,135	Mississippi Business Finance Corporation, GNMA Collateralized Retirement Facility Mortgage Revenue Refunding Bonds, Aldersgate Retirement Community Inc. Project, Series 1999A, 5.450%, 5/20/34	11/13 at 100.00	AA+	2,135,961
3,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA–	3,097,650
5,135	Total Mississippi			5,233,611
	Missouri – 0.9% (0.6% of Total Investments)
1,495	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	BBB+	1,458,387
1,000	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/32	12/17 at 100.00	N/R	908,340
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	2,688,175
4,995	Total Missouri			5,054,902
	Montana – 0.9% (0.6% of Total Investments)
5,000	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	1/14 at 100.00	B+	5,012,650
	Nebraska – 0.3% (0.2% of Total Investments)
1,005	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.018%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,523,409

92	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 5.5% (3.8% of Total Investments)
$10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	$10,894,400
6,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	6,142,260
5,000	Henderson, Nevada, General Obligation Bonds, Sewer Series 2004, 5.000%, 6/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA (4)	5,258,650
10,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	10,272,600
31,000	Total Nevada			32,567,910
	New Jersey – 4.9% (3.3% of Total Investments)
2,850	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,945,076
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
200	5.500%, 7/01/23	1/14 at 100.00	Ba2	200,058
1,115	5.500%, 7/01/33	1/14 at 100.00	Ba2	1,113,584
12,970	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A+	4,361,552
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	6,711,800
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A+	7,177,030
7,670	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	5,583,300
51,805	Total New Jersey			28,092,400
	New York – 8.1% (5.5% of Total Investments)
900	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	BB+	794,961
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,275	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,347,063
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	548,590
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	4,849,752
2,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,228,520
4,945	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,684,844
1,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 6/01/14	No Opt. Call	A–	1,027,440
1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	1,230,924
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	5,056,600
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	A	762,893
8,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	8,678,320
3,125	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,333,000
8,000	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/21 – NPFG Insured	10/14 at 100.00	AAA	8,353,840

Nuveen Investments	93

NZF	Nuveen Dividend Advantage Municipal Fund 3 (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$60	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 – NPFG Insured	8/14 at 100.00	AA	$60,223
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	Aa2	3,187,500
585	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 11/15/28	No Opt. Call	A+	642,687
48,015	Total New York			46,787,157
	North Carolina – 0.8% (0.6% of Total Investments)
1,710	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 15.079%, 7/15/32 (IF), (5)	1/18 at 100.00	AA–	1,723,116
1,200	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	1,218,000
1,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 4.875%, 1/15/32 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	1,848,455
4,660	Total North Carolina			4,789,571
	Ohio – 3.3% (2.2% of Total Investments)
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
650	5.000%, 5/01/33	5/22 at 100.00	AA–	666,744
970	4.000%, 5/01/33	5/22 at 100.00	AA–	869,033
800	5.000%, 5/01/42	5/22 at 100.00	AA–	802,752
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,735	5.125%, 6/01/24	6/17 at 100.00	B–	4,047,005
710	5.875%, 6/01/30	6/17 at 100.00	B	578,302
3,705	5.750%, 6/01/34	6/17 at 100.00	B	2,901,015
1,670	5.875%, 6/01/47	6/17 at 100.00	B	1,297,273
1,915	Chagrin Falls Exempt Village School District, Ohio, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/19 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	2,020,287
5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	5,857,246
20,955	Total Ohio			19,039,657
	Oklahoma – 2.1% (1.4% of Total Investments)
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
4,535	5.000%, 2/15/37	2/17 at 100.00	A+	4,606,744
1,145	5.000%, 2/15/42	2/17 at 100.00	A+	1,161,019
6,305	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	6,333,562
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.497%, 6/15/30 (IF)	12/16 at 100.00	AA+	88,724
12,073	Total Oklahoma			12,190,049
	Oregon – 1.1% (0.7% of Total Investments)
4,700	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, PeaceHealth Project, Series 2001, 5.250%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AA–	4,716,168
1,435	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004B, 5.250%, 11/15/16 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	1,510,596
6,135	Total Oregon			6,226,764
	Pennsylvania – 1.4% (1.0% of Total Investments)
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	443,870
2,451	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	1/14 at 100.00	N/R	2,059,779

94	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$32	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (Alternative Minimum Tax)	1/14 at 100.00	N/R	$26,605
5,605	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Senior Lien Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	A+	5,715,475
8,588	Total Pennsylvania			8,245,729
	Puerto Rico – 0.4% (0.3% of Total Investments)
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	2,156,425
	Rhode Island – 1.5% (1.0% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
25	6.000%, 6/01/23	1/14 at 100.00	Baa1	25,000
8,730	6.250%, 6/01/42	1/14 at 100.00	BBB–	8,502,758
8,755	Total Rhode Island			8,527,758
	South Carolina – 2.0% (1.4% of Total Investments)
10,600	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	11,696,780
	Tennessee – 0.6% (0.4% of Total Investments)
1,065	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A+	1,065,298
1,595	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/42	9/22 at 100.00	AA	1,498,710
3,680	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	767,685
415	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	415,996
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
800	5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	1,920
2,800	5.500%, 11/01/46 (6)	11/17 at 100.00	N/R	6,720
10,355	Total Tennessee			3,756,329
	Texas – 19.0% (13.0% of Total Investments)
5,445	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,454,638
2,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	2,768,580
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	4,664,160
5,000	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A, 7.000%, 9/01/25	9/14 at 100.00	N/R	5,156,800
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013- 9A, 17.943%, 4/01/53 (IF)	10/23 at 100.00	AA+	1,108,707
10,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	10,450,600
4,965	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/27	9/16 at 100.00	A2	5,316,770
6,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)	No Opt. Call	AA+ (4)	7,521,120
14,200	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	14,199,006

Nuveen Investments	95

NZF	Nuveen Dividend Advantage Municipal Fund 3 (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$8,000	Lower Colorado River Authority, Texas, Transmission Contract Refunding Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40	5/20 at 100.00	A+	$8,021,920
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,836,083
2,500	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A	2,624,450
3,500	North Texas Municipal Water District, Water System Revenue Bonds, Series 2004, 5.000%, 9/01/24 (Pre-refunded 9/01/14) – NPFG Insured	9/14 at 100.00	AAA	3,641,260
6,380	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	6,726,562
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
4,370	0.000%, 9/01/43	9/31 at 100.00	AA+	3,017,835
9,130	0.000%, 9/01/45	9/31 at 100.00	AA+	6,934,418
3,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	3,806,705
7,700	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	7,736,498
435	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	421,907
1,665	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	1,659,905
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
1,445	0.000%, 8/15/37	8/15 at 31.98	AAA	385,699
1,445	0.000%, 8/15/40	8/15 at 27.11	AAA	322,293
1,125	0.000%, 8/15/44	8/15 at 21.88	AAA	187,223
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
7,665	0.000%, 8/15/37 (Pre-refunded 8/15/15)	8/15 at 31.98	N/R (4)	2,429,345
7,665	0.000%, 8/15/40 (Pre-refunded 8/15/15)	8/15 at 27.11	N/R (4)	2,059,432
5,985	0.000%, 8/15/44 (Pre-refunded 8/15/15)	8/15 at 21.88	N/R (4)	1,297,548
128,210	Total Texas			109,749,464
	Utah – 1.1% (0.8% of Total Investments)
	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001E:
415	5.200%, 1/01/18 (Alternative Minimum Tax)	1/14 at 100.00	AA–	416,166
175	5.500%, 1/01/23 (Alternative Minimum Tax)	1/14 at 100.00	Aaa	179,370
	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001F-1:
685	4.950%, 7/01/18 (Alternative Minimum Tax)	1/14 at 100.00	AA–	686,247
280	5.300%, 7/01/23 (Alternative Minimum Tax)	1/14 at 100.00	Aaa	286,356
4,935	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	5,031,677
6,490	Total Utah			6,599,816
	Vermont – 1.6% (1.1% of Total Investments)
9,000	University of Vermont and State Agricultural College, Revenue Bonds, Series 2005, 5.000%, 10/01/35 – NPFG Insured	10/15 at 100.00	Aa3	9,431,730
	Virginia – 0.3% (0.2% of Total Investments)
1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.375%, 12/01/28	12/15 at 100.00	N/R	699,100
1,000	Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series 2011, 4.750%, 7/01/41	7/21 at 100.00	AA–	980,310
2,000	Total Virginia			1,679,410

96	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 5.0% (3.4% of Total Investments)
$2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	$2,708,825
1,820	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/30	8/22 at 100.00	Aa3	1,948,983
5,205	Port of Seattle, Washington, Revenue Bonds, Series 2005A, 5.000%, 3/01/35 – NPFG Insured	3/15 at 100.00	Aa3	5,236,334
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	9,802,300
3,410	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,504,764
	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2001:
3,005	5.375%, 12/01/17 – AMBAC Insured	12/13 at 100.00	BBB–	3,008,576
2,915	5.375%, 12/01/18 – AMBAC Insured	12/13 at 100.00	BBB–	2,918,032
28,855	Total Washington			29,127,814
	Wisconsin – 0.2% (0.1% of Total Investments)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	975,970
$920,811	Total Municipal Bonds (cost $817,077,134)			824,696,440

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$42	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$7,595
12	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	1,607
$54	Total Corporate Bonds (cost $2,145)				9,202

Shares	Description (1), (9)				Value
	Investment Companies – 0.6% (0.4% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc.				$95,682
26,880	Dreyfus Strategic Municipal Fund				211,277
131,278	DWS Municipal Income Trust				1,593,715
43,020	Invesco VK Investment Grade Municipal Trust				525,274
30,000	Invesco VK Municipal Opportunity Trust				352,800
43,420	PIMCO Municipal Income Fund II				484,133
	Total Investment Companies (cost $3,325,133)				3,262,881
	Total Long-Term Investments (cost $820,404,412)				827,968,523

Nuveen Investments	97

NZF	Nuveen Dividend Advantage Municipal Fund 3 (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Short-Term Investments 3.3% (2.2% of Total Investments)
	Arizona – 0.9% (0.6% of Total Investments)
$5,000	Arizona School Facilities Board, Certificates of Participation, Variable Rate Demand Obligations, Tender Option Bond Trust 3199X, 0.130%, 9/01/21 – AGC Insured (10)	No Opt. Call	A-1	$5,000,000
	Iowa – 1.0% (0.7% of Total Investments)
1,500	Iowa State, Special Obligation Bonds, I-Jobs Program, Variable Rate Demand Obligations, Tender Option Bond Trust 13B-A REG D, 0.100%, 6/01/25 (10)	No Opt. Call	A-1	1,500,000
4,500	Iowa State, Special Obligation Bonds, I-Jobs Program, Variable Rate Demand Obligations, Tender Option Bond Trust 13B-B REG D, 0.100%, 6/01/26 (10)	6/19 at 100.00	A-1	4,500,000
6,000	Total Iowa			6,000,000
	New York – 1.4% (0.9% of Total Investments)
7,914	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1251, 0.400%, 10/01/35 (10)	No Opt. Call	VMIG-3	7,914,000
$18,914	Total Short-Term Investments (cost $18,914,000)			18,914,000
	Total Investments (cost $839,318,412)			846,882,523
	Floating Rate Obligations – (7.7)%			(44,412,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (12.1)% (11)			(70,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (29.2)% (11)			(169,200,000)
	Other Assets Less Liabilities – 2.6%			15,237,303
	Net Assets Applicable to Common Shares – 100%			$578,507,826

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)
A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)
Investment has a maturity of more than a year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(11)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 8.3% and 20.0%, respectively.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

98	Nuveen Investments

Statement of
Assets & Liabilities
October 31, 2013

	Performance		Municipal		Market
	Plus		Advantage		Opportunity
	(NPP	)	(NMA	)	(NMO	)
Assets
Investments, at value (cost $1,389,851,631, $920,877,187 and $973,964,320, respectively)	$1,438,365,940		$927,392,431		$990,287,519
Cash	4,131,323		—		—
Receivables for:
Dividend and interest	18,299,095		14,232,738		13,774,331
Investments sold	9,430,726		20,014,381		19,045,485
Deferred offering costs	118,272		2,242,515		3,872,942
Other assets	170,153		415,944		430,020
Total assets	1,470,515,509		964,298,009		1,027,410,297
Liabilities
Cash overdraft	—		495,039		514,246
Floating rate obligations	35,925,000		45,488,333		34,730,000
Payables for:
Common share dividends	4,119,125		2,603,550		2,651,009
Interest	558,599		—		—
Investments purchased	5,008,464		4,736,747		7,816,887
Offering costs	60,587		—		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	535,000,000		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		296,800,000		350,900,000
Accrued expenses:
Management fees	720,700		476,918		501,604
Directors/Trustees fees	175,646		126,586		132,856
Other	229,059		179,333		193,431
Total liabilities	581,797,180		350,906,506		397,440,033
Net assets applicable to common shares	$888,718,329		$613,391,503		$629,970,264
Common shares outstanding	60,025,455		43,697,408		45,874,035
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$14.81		$14.04		$13.73
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$600,255		$436,974		$458,740
Paid-in surplus	837,938,424		611,009,673		639,679,540
Undistributed (Over-distribution of) net investment income	13,663,451		1,461,216		3,301,942
Accumulated net realized gain (loss)	(11,998,110)		(6,031,604)		(29,793,157)
Net unrealized appreciation (depreciation)	48,514,309		6,515,244		16,323,199
Net assets applicable to common shares	$888,718,329		$613,391,503		$629,970,264
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.

Nuveen Investments	99

Statement of Assets and Liabilities (continued)

	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NAD	)	(NXZ	)	(NZF	)
Assets
Investments, at value (cost $839,345,259, $613,033,201 and $839,318,413, respectively)	$854,293,390		$630,683,231		$846,882,523
Cash	805,823		—		3,575,392
Receivables for:
Dividend and interest	12,601,678		9,842,327		13,452,883
Investments sold	16,566,366		8,947,976		3,957,752
Deferred offering costs	975,371		2,073,222		941,907
Other assets	110,404		246,459		98,091
Total assets	885,353,032		651,793,215		868,908,548
Liabilities
Cash overdraft	—		88,086		—
Floating rate obligations	42,810,000		19,570,000		44,412,000
Payables for:
Common share dividends	2,790,771		1,927,183		2,292,423
Interest	440,161		—		318,458
Investments purchased	7,443,353		4,305,694		3,554,667
Offering costs	—		—		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	144,300,000		—		70,000,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	120,400,000		—		169,200,000
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		196,000,000		—
Accrued expenses:
Management fees	433,174		315,055		447,985
Directors/Trustees fees	110,931		77,178		99,666
Other	137,520		124,541		75,523
Total liabilities	318,865,910		222,407,737		290,400,722
Net assets applicable to common shares	$566,487,122		$429,385,478		$578,507,826
Common shares outstanding	39,296,352		29,478,412		40,400,028
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$14.42		$14.57		$14.32
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$392,964		$294,784		$404,000
Paid-in surplus	549,004,538		420,445,459		574,483,534
Undistributed (Over-distribution of) net investment income	6,977,549		6,039,433		2,175,375
Accumulated net realized gain (loss)	(4,836,060)		(15,044,228)		(6,119,193)
Net unrealized appreciation (depreciation)	14,948,131		17,650,030		7,564,110
Net assets applicable to common shares	$566,487,122		$429,385,478		$578,507,826
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

100	Nuveen Investments

Statement of
Operations
Year Ended October 31, 2013

	Performance	Municipal	Market	Dividend	Dividend	Dividend
	Plus	Advantage	Opportunity	Advantage	Advantage 2	Advantage 3
	(NPP )	(NMA )	(NMO )	(NAD )	(NXZ )	(NZF )
Investment Income	$70,950,526	$46,325,997	$47,945,960	$43,887,244	$32,601,940	$39,402,315
Expenses
Management fees	9,007,358	5,936,187	6,196,117	5,373,430	3,907,678	5,524,643
Shareholder servicing agent fees and expenses	117,722	63,742	66,835	40,408	3,412	36,819
Interest expense and amortization of offering costs	8,085,894	897,556	1,182,595	6,296,460	614,959	4,665,619
Liquidity fees	—	3,524,627	3,623,554	—	2,023,986	—
Remarketing fees	—	300,097	355,773	—	198,722	—
Custodian fees and expenses	212,122	144,289	153,707	131,691	100,166	123,910
Directors/Trustees fees and expenses	39,197	25,087	26,835	22,910	17,209	22,467
Professional fees	100,469	84,923	101,218	93,738	20,490	89,545
Shareholder reporting expenses	103,357	56,416	52,722	24,258	33,337	21,729
Stock exchange listing fees	19,321	14,232	14,775	27,506	4,120	20,640
Investor relations expenses	76,080	44,684	48,111	42,411	30,385	39,496
Other expenses	88,811	73,022	77,564	55,686	47,878	53,591
Total expenses	17,850,331	11,164,862	11,899,806	12,108,498	7,002,342	10,598,459
Net investment income (loss)	53,100,195	35,161,135	36,046,154	31,778,746	25,599,598	28,803,856
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,190,986)	1,902,428	4,405,132	2,993,365	(982,380)	(3,893,567)
Change in net unrealized appreciation (depreciation) of investments	(108,633,727)	(76,105,657)	(73,715,669)	(64,050,459)	(45,727,407)	(61,986,667)
Net realized and unrealized gain (loss)	(109,824,713)	(74,203,229)	(69,310,537)	(61,057,094)	(46,709,787)	(65,880,234)
Net increase (decrease) in net assets applicable to common shares from operations	$(56,724,518)	$(39,042,094)	$(33,264,383)	$(29,278,348)	$(21,110,189)	$(37,076,378)

See accompanying notes to financial statements.

Nuveen Investments	101

Statement of
Changes in Net Assets

	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/13	10/31/12	10/31/13	10/31/12	10/31/13	10/31/12
Operations
Net investment income (loss)	$53,100,195	$54,983,220	$35,161,135	$37,717,284	$36,046,154	$38,020,965
Net realized gain (loss) from investments	(1,190,986)	(4,496,980)	1,902,428	(4,110,526)	4,405,132	(26,149,022)
Change in net unrealized appreciation (depreciation) of investments	(108,633,727)	114,383,532	(76,105,657)	75,463,789	(73,715,669)	104,254,908
Net increase (decrease) in net assets applicable to common shares from operations	(56,724,518)	164,869,772	(39,042,094)	109,070,547	(33,264,383)	116,126,851
Distributions to Common Shareholders
From net investment income	(55,642,228)	(57,577,044)	(36,369,357)	(42,173,504)	(36,125,808)	(40,494,777)
From accumulated net realized gains	—	—	—	(6,262,880)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(55,642,228)	(57,577,044)	(36,369,357)	(48,436,384)	(36,125,808)	(40,494,777)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	294,626	895,179	—	1,552,841	—	913,746
Net increase (decrease) in net assets applicable to common shares from capital share transactions	294,626	895,179	—	1,552,841	—	913,746
Net increase (decrease) in net assets applicable to common shares	(112,072,120)	108,187,907	(75,411,451)	62,187,004	(69,390,191)	76,545,820
Net assets applicable to common shares at the beginning of period	1,000,790,449	892,602,542	688,802,954	626,615,950	699,360,455	622,814,635
Net assets applicable to common shares at the end of period	$888,718,329	$1,000,790,449	$613,391,503	$688,802,954	$629,970,264	$699,360,455
Undistributed (Over-distribution of) net investment income at the end of period	$13,663,451	$15,127,300	$1,461,216	$2,711,925	$3,301,942	$3,312,390

See accompanying notes to financial statements.

102	Nuveen Investments

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/13	10/31/12	10/31/13	10/31/12	10/31/13	10/31/12
Operations
Net investment income (loss)	$31,778,746	$33,737,305	$25,599,598	$26,046,294	$28,803,856	$31,475,368
Net realized gain (loss) from investments	2,993,365	(7,128,012)	(982,380)	(8,088,572)	(3,893,567)	826,958
Change in net unrealized appreciation (depreciation) of investments	(64,050,459)	76,258,406	(45,727,407)	62,604,155	(61,986,667)	66,498,560
Net increase (decrease) in net assets applicable to common shares from operations	(29,278,348)	102,867,699	(21,110,189)	80,561,877	(37,076,378)	98,800,886
Distributions to Common Shareholders
From net investment income	(34,749,765)	(36,077,981)	(23,936,470)	(28,132,531)	(30,409,101)	(38,439,108)
From accumulated net realized gains	—	(1,638,658)	—	(5,329,641)	—	(1,535,068)
Decrease in net assets applicable to common shares from distributions to common shareholders	(34,749,765)	(37,716,639)	(23,936,470)	(33,462,172)	(30,409,101)	(39,974,176)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	—	—	247,562	—	119,194
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	247,562	—	119,194
Net increase (decrease) in net assets applicable to common shares	(64,028,113)	65,151,060	(45,046,759)	47,347,267	(67,485,479)	58,945,904
Net assets applicable to common shares at the beginning of period	630,515,235	565,364,175	474,432,137	427,084,870	645,993,305	587,047,401
Net assets applicable to common shares at the end of period	$566,487,122	$630,515,235	$429,385,478	$474,432,137	$578,507,826	$645,993,305
Undistributed (Over-distribution of) net investment income at the end of period	$6,977,549	$9,269,383	$6,039,433	$4,336,549	$2,175,375	$3,241,456

See accompanying notes to financial statements.

Nuveen Investments	103

Statement of
Cash Flows
Year Ended October 31, 2013

	Performance	Municipal	Market
	Plus	Advantage	Opportunity
	(NPP )	(NMA )	(NMO )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(56,724,518)	$(39,042,094)	$(33,264,383)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(396,698,053)	(167,238,424)	(211,231,283)
Proceeds from sales and maturities of investments	278,560,509	179,149,981	216,185,441
Proceeds from (Purchases of) short-term investments, net	—	—	5,023,250
Amortization (Accretion) of premiums and discounts, net	(11,811,716)	(3,923,029)	(4,257,487)
(Increase) Decrease in:
Receivable for dividends and interest	(1,302,174)	(215,224)	761,979
Receivable for investments sold	5,589,274	(14,313,472)	(14,345,521)
Other assets	(12,622)	(7,968)	(8,227)
Increase (Decrease) in:
Payable for interest	45,415	—	—
Payable for investments purchased	2,265,481	3,367,971	2,868,187
Accrued management fees	(8,455)	(39,159)	(35,324)
Accrued Directors/Trustees fees	15,020	9,416	10,085
Accrued other expenses	(59,343)	(51,771)	(61,361)
Net realized (gain) loss from investments	1,190,986	(1,902,428)	(4,405,132)
Change in net unrealized (appreciation) depreciation of investments	108,633,727	76,105,657	73,715,669
Taxes paid on undistributed capital gains	(6,501)	(2,948)	(4,705)
Net cash provided by (used in) operating activities	(70,322,970)	31,896,508	30,951,188
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	1,024,580	74,821	60,419
Increase (Decrease) in:
Cash overdraft	—	495,039	514,246
Floating rate obligations	12,135,000	—	—
Payable for offering costs	60,587	—	—
VMTP Shares, at liquidation value	113,300,000	—	—
Cash distributions paid to common shareholders	(55,477,764)	(36,626,982)	(36,326,718)
Net cash provided by (used in) financing activities	71,042,403	(36,057,122)	(35,752,053)
Net Increase (Decrease) in Cash	719,433	(4,160,614)	(4,800,865)
Cash at beginning of period	3,411,890	4,160,614	4,800,865
Cash at end of period	$4,131,323	$—	$—

Supplemental Disclosure of Cash Flow Information
	Performance	Municipal	Market
	Plus	Advantage	Opportunity
	(NPP )	(NMA )	(NMO )
Cash paid for interest (excluding amortization of offering costs)	$6,840,899	$812,829	$1,038,781
Non-cash financing activities not included herein consists of reinvestments of common share distributions	294,626	—	—

See accompanying notes to financial statements.

104	Nuveen Investments

	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
	(NAD )	(NXZ )	(NZF )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(29,278,348)	$(21,110,189)	$(37,076,378)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(103,215,105)	(146,216,398)	(140,669,774)
Proceeds from sales and maturities of investments	115,555,585	143,127,905	118,575,330
Proceeds from (Purchases of) short-term investments, net	5,023,250	5,023,250	(14,414,000)
Amortization (Accretion) of premiums and discounts, net	(6,854,984)	(2,292,699)	1,951,284
(Increase) Decrease in:
Receivable for dividends and interest	934,390	817,796	206,507
Receivable for investments sold	(16,456,366)	(8,740,611)	33,126,658
Other assets	(7,147)	(5,063)	(6,365)
Increase (Decrease) in:
Payable for interest	(10,638)	—	(14,960)
Payable for investments purchased	7,443,353	4,305,694	446,992
Accrued management fees	(32,554)	(23,617)	4,472
Accrued Directors/Trustees fees	8,615	6,115	7,741
Accrued other expenses	(82,522)	(100,602)	(55,655)
Net realized (gain) loss from investments	(2,993,365)	982,380	3,893,568
Change in net unrealized (appreciation) depreciation of investments	64,050,459	45,727,407	61,986,666
Taxes paid on undistributed capital gains	(4,752)	(244)	(1,309)
Net cash provided by (used in) operating activities	34,079,871	21,501,124	27,960,777
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	739,857	77,437	599,594
Increase (Decrease) in:
Cash overdraft	—	88,086	—
Floating rate obligations	—	1,310,000	—
Payable for offering costs	—	—	(168)
VMTP Shares, at liquidation value	—	—	—
Cash distributions paid to common shareholders	(34,848,642)	(24,155,528)	(31,092,503)
Net cash provided by (used in) financing activities	(34,108,785)	(22,680,005)	(30,493,077)
Net Increase (Decrease) in Cash	(28,914)	(1,178,881)	(2,532,300)
Cash at beginning of period	834,737	1,178,881	6,107,692
Cash at end of period	$805,823	$—	$3,575,392

Supplemental Disclosure of Cash Flow Information
	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
	(NAD )	(NXZ )	(NZF )
Cash paid for interest (excluding amortization of offering costs)	$5,566,506	$537,046	$4,080,418
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	—

See accompanying notes to financial statements.

Nuveen Investments	105

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
					Distributions
				Distributions	from				From
				from Net	Accumulated				Accumu-
				Investment	Net Realized			From Net	lated Net		Ending
	Beginning		Net	Income to	Gains to			Investment	Realized		Common
	Common	Net	Realized/	Auction Rate	Auction Rate			Income to	Gains to		Share
	Share	Investment	Unrealized	Preferred	Preferred			Common	Common		Net	Ending
	Net Asset	Income	Gain	Share-	Share-			Share-	Share-		Asset	Market
	Value	(Loss)	(Loss)	holders (a)	holders	(a)	Total	holders	holders	Total	Value	Value
Performance Plus (NPP)
Year Ended 10/31:
2013	$16.68	$.88	$(1.82)	$—	$—		$(.94)	$(.93)	$—	$(.93)	$14.81	$13.64
2012	14.89	.92	1.83	—	—		2.75	(.96)	—	(.96)	16.68	16.44
2011	15.29	.97	(.32)	(.01)	—	*	.64	(.95)	(.09)	(1.04)	14.89	14.36
2010	14.52	1.03	.70	(.03)	—	*	1.70	(.92)	(.01)	(.93)	15.29	15.00
2009	12.69	1.03	1.65	(.06)	—		2.62	(.79)	—	(.79)	14.52	13.48

Municipal Advantage (NMA)
2013	15.76	.80	(1.69)	—	—		(.89)	(.83)	—	(.83)	14.04	12.52
2012	14.37	.86	1.64	—	—		2.50	(.97)	(.14)	(1.11)	15.76	15.67
2011	14.79	.93	(.27)	—	—		.66	(1.00)	(.08)	(1.08)	14.37	14.05
2010	14.08	1.01	.76	(.01)	—	*	1.76	(.98)	(.07)	(1.05)	14.79	14.92
2009	12.12	1.10	1.76	(.06)	—		2.80	(.84)	—	(.84)	14.08	13.41

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

106	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(c)

Based		Ending
on		Net
Common	Based	Assets
Share Net	on	Applicable			Net	Portfolio
Asset	Market	to Common			Investment	Turnover
Value (b)	Value (b)	Shares (000)	Expenses	(d)	Income (Loss)	Rate	(e)

(5.90)%	(11.75)%	$888,718	1.85%		5.52%	19%
18.89	21.59	1,000,790	1.67		5.72	10
4.78	3.22	892,603	1.62		6.84	10
12.07	18.65	916,152	1.13		6.93	14
21.20	24.78	869,873	1.23		7.59	6

(5.87)	(15.21)	613,392	1.69		5.31	17
17.99	20.05	688,803	1.75		5.67	18
5.05	1.90	626,616	2.01		6.76	14
12.90	19.58	642,364	1.66		7.04	16
23.89	25.70	608,813	1.31		8.51	9

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Performance Plus (NPP)
Year Ended 10/31:
2013	.84%
2012	.70
2011	.56
2010	.04
2009	.05

Municipal Advantage (NMA)
Year Ended 10/31:
2013	.71%
2012	.76
2011	.96
2010	.60
2009	.09

(e)
Portfolio Turnover Rate is calculated based on lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	107

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
					Distributions
				Distributions	from				From
				from Net	Accumulated				Accumu-
				Investment	Net Realized			From Net	lated Net		Ending
	Beginning		Net	Income to	Gains to			Investment	Realized		Common
	Common	Net	Realized/	Auction Rate	Auction Rate			Income to	Gains to		Share
	Share	Investment	Unrealized	Preferred	Preferred			Common	Common		Net	Ending
	Net Asset	Income	Gain	Share-	Share-			Share-	Share-		Asset	Market
	Value	(Loss)	(Loss)	holders (a)	holders	(a)	Total	holders	holders	Total	Value	Value
Market Opportunity (NMO)
Year Ended 10/31:
2013	$15.25	$.79	$(1.52)	$—	$—		$(.73)	$(.79)	$—	$(.79)	$13.73	$12.19
2012	13.60	.83	1.70	—	—		2.53	(.88)	—	(.88)	15.25	14.92
2011	14.17	.88	(.48)	— *	—		.40	(.97)	—	(.97)	13.60	13.18
2010	13.59	.99	.56	(.01)	—		1.54	(.96)	—	(.96)	14.17	14.55
2009	12.23	1.10	1.13	(.06)	—		2.17	(.81)	—	(.81)	13.59	13.32

Dividend Advantage (NAD)
Year Ended 10/31:
2013	16.05	.81	(1.56)	—	—		(.75)	(.88)	—	(.88)	14.42	12.92
2012	14.39	.86	1.76	—	—		2.62	(.92)	(.04)	(.96)	16.05	15.76
2011	14.68	.92	(.29)	(.01)	—		.62	(.91)	—	(.91)	14.39	13.70
2010	13.89	1.00	.72	(.02)	—		1.70	(.91)	—	(.91)	14.68	14.40
2009	11.77	1.07	1.93	(.05)	—		2.95	(.83)	—	(.83)	13.89	12.89

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

108	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets			Ratios to Average Net Assets
			Applicable to Common Shares			Applicable to Common Shares
Total Returns			Before Reimbursement(c)			After Reimbursement(c)(d)

Based		Ending
on		Net
Common	Based	Assets
Share Net	on	Applicable			Net			Net	Portfolio
Asset	Market	to Common			Investment			Investment	Turnover
Value (b)	Value (b)	Shares (000)	Expenses	(e)	Income (Loss)	Expenses	(e)	Income (Loss)	Rate	(f)

(4.99)%	(13.41)%	$629,970	1.77%		5.35%	N/A		N/A	20%
19.09	20.34	699,360	1.85		5.64	N/A		N/A	13
3.40	(2.33)	622,815	2.10		6.74	N/A		N/A	14
11.71	17.03	648,017	1.70		7.17	N/A		N/A	26
18.30	23.67	619,319	1.32		8.58	N/A		N/A	10

(4.87)	(12.81)	566,487	1.99		5.21	N/A		N/A	11
18.67	22.59	630,515	2.04		5.55	N/A		N/A	12
4.76	1.93	565,364	2.02		6.77	N/A		N/A	15
12.60	19.17	576,895	1.61		6.99	N/A		N/A	8
25.78	28.86	545,534	1.26		8.38	1.21%		8.43%	9

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, VMTP Shares and/or VRDP Shares, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of July 31, 2009, the Adviser is no longer reimbursing Dividend Advantage (NAD) for any fees and expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Market Opportunity (NMO)
Year Ended 10/31:
2013	.77%
2012	.82
2011	.97
2010	.58
2009	.07

Dividend Advantage (NAD)
Year Ended 10/31:
2013	1.03%
2012	1.03
2011	.94
2010	.54
2009	.09

(f)
Portfolio Turnover Rate is calculated based on lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	109

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
					Distributions
				Distributions	from				From
				from Net	Accumulated				Accumu-
				Investment	Net Realized			From Net	lated Net		Ending
	Beginning		Net	Income to	Gains to			Investment	Realized		Common
	Common	Net	Realized/	Auction Rate	Auction Rate			Income to	Gains to		Share
	Share	Investment	Unrealized	Preferred	Preferred			Common	Common		Net	Ending
	Net Asset	Income	Gain	Share-	Share-			Share-	Share-		Asset	Market
	Value	(Loss)	(Loss)	holders(a)	holders(a)		Total	holders	holders	Total	Value	Value
Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2013	$16.09	$.87	$(1.58)	$—	$—		$(.71)	$(.81)	$—	$(.81)	$14.57	$12.99
2012	14.50	.88	1.84	—	—		2.72	(.95)	(.18)	(1.13)	16.09	15.63
2011	14.76	.99	(.29)	—	—		.70	(.96)	—	(.96)	14.50	13.90
2010	14.45	1.02	.26	—	—		1.28	(.97)	—	(.97)	14.76	14.67
2009	12.71	1.04	1.59	—	—		2.63	(.89)	—	(.89)	14.45	14.14

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2013	15.99	.71	(1.63)	—	—		(.92)	(.75)	—	(.75)	14.32	12.66
2012	14.53	.78	1.67	—	—		2.45	(.95)	(.04)	(.99)	15.99	15.73
2011	14.74	.98	(.18)	(.01)	—	*	.79	(.98)	(.02)	(1.00)	14.53	14.17
2010	14.19	1.06	.52	(.02)	—	*	1.56	(.95)	(.06)	(1.01)	14.74	14.58
2009	12.10	1.08	1.91	(.05)	—		2.94	(.85)	—	(.85)	14.19	13.38

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

110	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets			Ratios to Average Net Assets
			Applicable to Common Shares			Applicable to Common Shares
Total Returns			Before Reimbursement(c)			After Reimbursement(c)(d)

Based		Ending
on		Net
Common	Based	Assets
Share Net	on	Applicable			Net			Net	Portfolio
Asset	Market	to Common			Investment			Investment	Turnover
Value (b)	Value (b)	Shares (000)	Expenses	(e)	Income (Loss)	Expenses	(e)	Income (Loss)	Rate	(f)

(4.58)%	(12.04)%	$429,385	1.53%		5.58%	N/A		N/A	22%
19.46	21.15	474,432	1.64		5.70	N/A		N/A	15
5.24	1.70	427,085	1.78		7.08	1.75%		7.11%	40
9.12	10.89	434,764	1.79		6.85	1.68		6.95	5
21.41	22.63	425,253	1.91		7.59	1.73		7.77	2

(5.93)	(15.08)	578,508	1.71		4.66	N/A		N/A	14
17.33	18.48	645,993	1.76		5.06	N/A		N/A	22
5.83	4.59	587,047	1.53		6.93	1.46		7.00	30
11.41	17.04	595,413	1.17		7.21	1.02		7.36	7
25.08	33.89	573,088	1.26		7.98	1.04		8.20	2
(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, VMTP Shares and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Dividend Advantage 2 (NXZ) for any fees and expenses. As of September 30, 2011, the Adviser is no longer reimbursing Dividend Advantage 3 (NZF) for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2013	.62%
2012	.65
2011	.78
2010	.78
2009	.83

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2013	.75%
2012	.77
2011	.48
2010	.09
2009	.11

(f)
Portfolio Turnover Rate is calculated based on lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	111

Financial Highlights (continued)

	ARPS at		VMTP Shares		VRDP Shares
	the End of Period		at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
Performance Plus (NPP)
Year Ended 10/31:
2013	$—	$—	$535,000	$266,116	$—	$—
2012	—	—	421,700	337,323	—	—
2011	—	—	421,700	311,668	—	—
2010	419,900	79,546	—	—	—	—
2009	419,900	76,790	—	—	—	—

Municipal Advantage (NMA)
Year Ended 10/31:
2013	—	—	—	—	296,800	306,668
2012	—	—	—	—	296,800	332,076
2011	—	—	—	—	296,800	311,124
2010	—	—	—	—	296,800	316,430
2009	293,200	76,911	—	—	—	—

See accompanying notes to financial statements.

112	Nuveen Investments

									ARPS, MTP
									and/or
									VMTP Shares
	ARPS		MTP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period (a)		at the End of Period		at the End of Period		of Period
									Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
Market Opportunity (NMO)
Year Ended 10/31:
2013	$—	$—	$—	$—	$—	$—	$350,900	$279,530	$—
2012	—	—	—	—	—	—	350,900	299,305	—
2011	—	—	—	—	—	—	350,900	277,491	—
2010	—	—	—	—	—	—	350,900	284,673	—
2009	346,675	69,661	—	—	—	—	—	—	—

Dividend Advantage (NAD)
Year Ended 10/31:
2013	—	—	144,300	31.40	120,400	314,011	—	—	3.14
2012	—	—	144,300	33.82	120,400	338,200	—	—	3.38
2011	—	—	144,300	31.36	120,400	313,587	—	—	3.14
2010	120,075	79,553	144,300	31.82	—	—	—	—	3.18
2009	261,800	77,095	—	—	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2013	2012	2011	2010
Dividend Advantage (NAD)
Series 2015 (NAD PRC)
Ending Market Value per Share	$10.06	$10.10	$10.06	$10.10
Average Market Value per Share	10.08	10.09	10.05	10.10	^

^	For the period March 16, 2010 (first issuance date of shares) through October 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	113

Financial Highlights (continued)

									MTP and/or
									VMTP Shares
	ARPS		MTP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period (a)		at the End of Period		at the End of Period		of Period
									Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2013	$—	$—	$—	$—	$—	$—	$196,000	$319,074	$—
2012	—	—	—	—	—	—	196,000	342,057	—
2011	—	—	—	—	—	—	196,000	317,900	—
2010	—	—	—	—	—	—	196,000	321,819	—
2009	—	—	—	—	—	—	196,000	316,966	—

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2013	—	—	70,000	34.19	169,200	341,851	—	—	3.42
2012	—	—	70,000	37.01	169,200	370,064	—	—	3.70
2011	—	—	70,000	34.54	169,200	345,421	—	—	3.45
2010	236,950	87,821	—	—	—	—	—	—	—
2009	236,950	85,465	—	—	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2013	2012	2011
Dividend Advantage 3 (NZF)
Series 2016 (NZF PRC)
Ending Market Value per Share	$10.10	$10.14	$10.14
Average Market Value per Share	10.10	10.12	10.05	^

^	For the period December 20, 2010 (first issuance date of shares) through October 31, 2011.

114	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Performance Plus Municipal Fund, Inc. (NPP) (“Performance Plus (NPP)”)
•	Nuveen Municipal Advantage Fund, Inc. (NMA) (“Municipal Advantage (NMA)”)
•	Nuveen Municipal Market Opportunity Funds, Inc. (NMO) (“Market Opportunity (NMO)”)
•	Nuveen Dividend Advantage Municipal Fund (NAD) (“Dividend Advantage (NAD)”)
•	Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (“Dividend Advantage 2 (NXZ)”)
•	Nuveen Dividend Advantage Municipal Fund 3 (NZF) (“Dividend Advantage 3 (NZF)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMD) and Dividend Advantage (NAD) are traded on the NYSE while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the NYSE MKT. Performance Plus (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO) were organized as Minnesota corporations on April 28, 1989, November 6, 1989 and January 23, 1990, respectively. Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) were organized as Massachusetts business trusts on January 15, 1999, June 1, 1999 and March 21, 2001, respectively.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Investment Adviser
On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of October 31, 2013, outstanding when-issued/delayed delivery purchase commitments were as follow:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Outstanding when-issued/delayed delivery purchase commitments	$2,192,449		$4,736,747		$2,061,484		$4,736,747		$4,305,694		$3,554,667

Nuveen Investments	115

Notes to Financial Statements (continued)

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statements of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS at liquidation value.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated par value per share. Each Fund’s MTP Shares are issued in one Series and trade on NYSE MKT. Dividends on MTP shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

As of October 31, 2013, the details of each Fund’s MTP Shares outstanding are as follows:

				Shares
				Outstanding
		NYSE MKT	Shares	at $10 Per Share	Annual
	Series	Ticker	Outstanding	Liquidation Value	Interest Rate
Dividend Advantage (NAD)	2015	NAD PRC	14,430,000	$144,300,000	2.70%
Dividend Advantage 3 (NZF)	2016	NZF PRC	7,000,000	$70,000,000	2.80%

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE MKT ticker symbol are as follows:

		NYSE MKT	Term	Optional	Premium
	Series	Ticker	Redemption Date	Redemption Date	Expiration Date
Dividend Advantage (NAD)	2015	NAD PRC	April 1, 2015	April 1, 2011	March 31, 2012
Dividend Advantage 3 (NZF)	2016	NZF PRC	January 1, 2016	January 1, 2012	December 31, 2012

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended October 31, 2013, was as follows:

	Dividend		Dividend
	Advantage		Advantage 3
	(NAD	)	(NZF	)
Average liquidation value of MTP Shares outstanding	$144,300,000		$70,000,000

116	Nuveen Investments

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. The Funds issued their VMTP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

During the current fiscal period, Performance Plus (NPP) exchanged all 4,217 shares of its outstanding Series 2014 VMTP for 4,217 shares of Series 2015 VMTP. Concurrent with the exchange, Performance Plus (NPP) issued an additional 1,133 shares of Series 2015 VMTP through a privately negotiated offering, which was offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Fund completed the exchange offer in which it refinanced its existing VMTP Shares with new VMTP Shares with a term redemption date of December 1, 2015.

As of October 31, 2013, VMTP Shares outstanding, at liquidation value, for each Fund are as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
	Series	Outstanding	Liquidation Value
Performance Plus (NPP)	2015	5,350	$535,000,000
Dividend Advantage (NAD)	2014	1,204	$120,400,000
Dividend Advantage 3 (NZF)	2014	1,692	$169,200,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

		Term	Optional	Premium
	Series	Redemption Date	Redemption Date	Expiration Date
Performance Plus (NPP)	2015	December 1, 2015	December 1, 2013	November 30, 2013
Dividend Advantage (NAD)	2014	August 1, 2014	August 1, 2012	July 31, 2012
Dividend Advantage 3 (NZF)	2014	October 1, 2014	October 1, 2012	September 30, 2012

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended October 31, 2013, were as follows:

	Performance		Dividend		Dividend
	Plus		Advantage		Advantage 3
	(NPP	)	(NAD	)	(NZF	)
Average liquidation value of VMTP Shares outstanding	$535,000,000		$120,400,000		$169,200,000
Annualized dividend rate	1.26%		1.16%		1.11%

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation (“par”) value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Nuveen Investments	117

Notes to Financial Statements (continued)

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Fund in connection with its offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with Performance Plus’s (NPP) exchange of VMTP Shares, the remaining deferred offering costs of $1,142,851 for the Fund’s issuance of Series 2014 VMTP Shares were fully expensed during the current fiscal period, as the exchange was deemed an extinguishment of debt. Offering costs of $175,000 were incurred with the Fund’s issuance of Series 2015 VMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. The Funds issued their VRDP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

As of October 31, 2013, the details for each Fund’s series VRDP Shares outstanding are as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
Municipal Advantage (NMA)	1	2,968	$296,800,000	March 1, 2040
Market Opportunity (NMO)	1	3,509	$350,900,000	March 1, 2040
Dividend Advantage 2 (NXZ)	2	1,960	$196,000,000	August 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended October 31, 2013, were as follows:

	Municipal		Market		Dividend
	Advantage		Opportunity		Advantage 2
	(NMA	)	(NMO	)	(NXZ	)
Average liquidation value of VRDP Shares outstanding	$296,800,000		$350,900,000		$196,000,000
Annualized dividend rate	0.18%		0.25%		0.22%

For financial reporting purposes only, the liquidation value of VRDP Shares is a liability and recognized as “Variable Rate Demand Preferred (VRDP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities” and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

118	Nuveen Investments

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation
Prices of municipal bonds and other fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset value on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	119

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Performance Plus (NPP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,438,320,888	$—	$1,438,320,888
Corporate Bonds	—	—	45,052	45,052
Total	$—	$1,438,320,888	$45,052	$1,438,365,940

Municipal Advantage (NMA)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$927,346,109	$—	$927,346,109
Corporate Bonds	—	—	46,322	46,322
Total	$—	$927,346,109	$46,322	$927,392,431

Market Opportunity (NMO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$990,151,175	$—	$990,151,175
Corporate Bonds	—	—	136,344	136,344
Total	$—	$990,151,175	$136,344	$990,287,519

Dividend Advantage (NAD)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$853,733,592	$—	$853,733,592
Corporate Bonds	—	—	54,140	54,140
Investment Companies	505,658	—	—	505,658
Total	$505,658	$853,733,592	$54,140	$854,293,390

Dividend Advantage 2 (NXZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$630,626,748	$—	$630,626,748
Corporate Bonds	—	—	56,483	56,483
Total	$—	$630,626,748	$56,483	$630,683,231

Dividend Advantage 3 (NZF)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$824,696,440	$—	$824,696,440
Corporate Bonds	—	—	9,202	9,202
Investment Companies	3,262,881	—	—	3,262,881
Short-Term Investments*:
Municipal Bonds	—	18,914,000	—	18,914,000
Total	$3,262,881	$843,610,440	$9,202	$846,882,523

*	Refer to the Fund’s Portfolio of Investments for state and industry classifications of Municipal Bonds and Corporate Bonds, respectively, and breakdown of Corporate Bonds classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

120	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2013, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Nuveen Investments	121

Notes to Financial Statements (continued)

As of October 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by the externally-deposited Recourse Trusts was as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Maximum exposure to Recourse Trusts	$7,500,000		$11,250,000		$7,500,000		$11,250,000		$11,250,000		$5,095,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2013, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Average floating rate obligations outstanding	$24,691,575		$45,488,333		$34,730,000		$42,810,000		$18,983,356		$44,412,000
Average annual interest rate and fees	0.61%		0.60%		0.47%		0.62%		0.54%		0.51%

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the fiscal year ended October 31, 2013.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares
Common Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding common shares.

122	Nuveen Investments

Transactions in common shares were as follows:

			Municipal		Market
	Performance Plus (NPP)		Advantage (NMA)		Opportunity (NMO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/13	10/31/12	10/31/13	10/31/12	10/31/13	10/31/12
Common shares issued to shareholders due to reinvestment of distributions	17,159	55,834	—	106,232	—	64,861

	Dividend		Dividend		Dividend
	Advantage (NAD)		Advantage 2 (NXZ)		Advantage 3 (NZF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/13	10/31/12	10/31/13	10/31/12	10/31/13	10/31/12
Common shares issued to shareholders due to reinvestment of distributions	—	—	—	16,604	—	8,007

Preferred Shares
With the exception of Performance Plus (NPP), the Funds with VMTP Shares issued and outstanding did not have any transactions in VMTP Shares during the fiscal year ended October 31, 2013. The Funds did not have any transactions in VMTP Shares during the fiscal year ended October 31, 2012.

Transactions in VMTP Shares for Performance Plus (NPP) were as follows:

	Year Ended 10/31/13
	Series	Shares	Amount
Performance Plus (NPP)
VMTP Shares issued	2015	5,350	$535,000,000
VMTP Shares exchanged	2014	(4,217)	(421,700,000)
Net increase (decrease)		1,133	$113,300,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended October 31, 2013, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Purchases	$396,698,053		$167,238,424		$211,231,283		$103,215,105		$146,216,398		$140,669,774
Sales and maturities	278,560,509		179,149,981		216,185,441		115,555,585		143,127,905		118,575,330

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	123

Notes to Financial Statements (continued)

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Cost of investments	$1,359,198,599		$878,060,720		$938,228,868		$796,181,596		$594,934,510		$794,224,731
Gross unrealized:
Appreciation	$87,090,354		$41,127,431		$40,921,341		$43,127,002		$39,769,909		$32,119,672
Depreciation	(43,844,187)		(37,284,130)		(23,593,681)		(27,824,841)		(23,598,699)		(23,816,209)
Net unrealized appreciation (depreciation) of investments	$43,246,167		$3,843,301		$17,327,660		$15,302,161		$16,171,210		$8,303,463

Permanent differences, primarily due to federal taxes paid, taxable market discount and non-deductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2013, the Funds’ tax year end, as follows:

	Performance		Municipal	Market		Dividend		Dividend		Dividend
	Plus		Advantage	Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA )	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Paid-in surplus	$(1,163,504)		$(80,034)	$(116,857)		$(713,666)		$(76,528)		$(592,744)
Undistributed (Over-distribution of) net investment income	1,078,184		(42,487)	69,206		679,185		39,756		539,164
Accumulated net realized gain (loss)	85,320		122,521	47,651		34,481		36,772		53,580

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ tax year end, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Undistributed net tax-exempt income1	$16,138,214		$3,106,630		$4,628,380		$8,430,331		$5,395,642		$3,919,121
Undistributed net ordinary income2	42,237		41,221		210,382		827,058		6,428		9,046
Undistributed net long-term capital gains	—		—		—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2013, paid on November 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2013 and October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
2013	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Distributions from net tax-exempt income3	$62,511,839		$36,937,595		$37,276,853		$39,961,764		$24,606,089		$34,899,121
Distributions from net ordinary income2	—		340,840		—		208,271		—		68,680
Distributions from net long-term capital gains	—		—		—		—		—		—

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
2012	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Distributions from net tax-exempt income	$63,491,216		$42,341,299		$41,941,619		$41,039,903		$28,716,318		$42,554,847
Distributions from net ordinary income2	—		1,340,750		—		269,121		133,775		1,740
Distributions from net long-term capital gains	—		5,842,372		—		1,829,772		5,328,444		1,622,006

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2013, as Exempt Interest Dividends.

124	Nuveen Investments

As of October 31, 2013, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Expiration:
October 31, 2014	$—		$—		$1,437,187		$—		$—		$—
October 31, 2015	—		—		1,902,879		—		—		—
October 31, 2016	—		—		1,398,166		—		—		—
October 31, 2019	310,323		—		3,031,141		—		—		—
Not subject to expiration:
Short-term losses	280,724		—		96,572		—		115,805		—
Long-term losses	1,557,182		1,836,262		21,509,616		3,927,445		8,895,770		4,327,557
Total	$2,148,229		$1,836,262		$29,375,561		$3,927,445		$9,011,575		$4,327,557

During the Funds’ tax year ended October 31, 2013, the following Funds utilized capital loss carryforwards as follows:

	Performance		Municipal		Market		Dividend
	Plus		Advantage		Opportunity		Advantage
	(NPP	)	(NMA	)	(NMO	)	(NAD	)
Utilized capital loss carryforwards	$2,622,873		$2,017,854		$4,519,331		$3,027,846

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Performance Plus (NPP)
Municipal Advantage (NMA)
Market Opportunity (NMO)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Dividend Advantage (NAD)
Dividend Advantage 2 (NXZ)
Dividend Advantage 3 (NZF)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

Nuveen Investments	125

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2013, the complex-level fee rate for each of these Funds was .1683%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements
Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

9. Subsequent Events
Refinancing of MTP and VMTP Shares
Subsequent to the close of this reporting period, Dividend Advantage (NAD) redeemed all series of its MTP and 2014 VMTP Shares, at their $10.00 and $100,000 liquidation value per share, respectively, plus dividend amounts owed, with the proceeds from $265,000,000 of newly issued 2016 VMTP Shares. On December 10, 2013, 2016 VMTP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and Dividend Advantage’s (NAD) MTP Shares were redeemed on December 20, 2013. Dividend Advantage’s (NAD) 2014 VMTP Shares are anticipated to be redeemed on January 6, 2014.

126	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities ; member, Mid-America Health System; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
206

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
206

Nuveen Investments	127

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
206

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
206
128	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135

■	THOMAS S. SCHREIER, JR. (2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					206

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103

■	MARGO L. COOK 964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

Nuveen Investments	129

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					206

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010)of Nuveen Fund Advisors, LLC.	206

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					206

130	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

■	JOEL T. SLAGER 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

(1)
For Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Performance Plus (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	131

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business

132	Nuveen Investments

plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

Nuveen Investments	133

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its

134	Nuveen Investments

closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers

Nuveen Investments	135

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members observed that the Nuveen Dividend Advantage Municipal Fund (the “Dividend Advantage Fund”) and the Nuveen Performance Plus Municipal Fund, Inc. (the “Performance Plus Fund”) demonstrated generally favorable performance in comparison to peers. In this regard, the Dividend Advantage Fund performed in the second quartile over various periods and although the Performance Plus Fund performed in the third quartile for the three-year period, such Fund performed in the second quartile for the one- and five-year periods and outperformed its benchmark for the one-, three- and five-year periods. In addition, the Independent Board Members observed that each of the other Funds had satisfactory performance in comparison to peers. In this regard, the Nuveen Dividend Advantage Municipal Fund 3, the Nuveen Municipal Advantage Fund, Inc. (the “Municipal Advantage Fund”) and the Nuveen Municipal Market Opportunity Fund, Inc. (the “Municipal Market Opportunity Fund”) each performed in the second or third quartile over various periods and outperformed their respective benchmarks for the one-, three- and five-year periods. With respect to the Nuveen Dividend Advantage Municipal Fund 2, although such Fund was in the third quartile for the three- and five-year periods, it was in the first quartile for the one-year period and outperformed its benchmark for the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.    Fees, Expenses and Profitability

1.   Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

136	Nuveen Investments

The Independent Board Members noted that the Funds other than the Municipal Advantage Fund and the Municipal Market Opportunity Fund had net management fees that were in line with their respective peer averages and net expense ratios (including fee waivers and expense reimbursements) that were below their respective peer averages. The Independent Board Members observed that the Municipal Advantage Fund and the Municipal Market Opportunity Fund had net management fees that were slightly higher than their respective peer averages, but net expense ratios that were below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.   Comparisons with the Fees of Other Clients
The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.   Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

Nuveen Investments	137

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be

138	Nuveen Investments

included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	139

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

140	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments	141

Glossary of Terms Used in this Report (Unaudited) (continued)

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

142	Nuveen Investments

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NPP	NMA	NMO	NAD	NXZ	NZF
Common shares repurchased	—	—	—	—	—	—

Nuveen Investments	143

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-B-1013D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Market Opportunity Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2013	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2012	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2013	$ 0	$ 0	$ 0	$ 0
October 31, 2012	$ 0	$ 0	$ 0	$ 0

"Total Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to the Fund in the respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountant and (ii) all audit and non-audit services to be performed by the Fund's independent accountant for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountant for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
THOMAS SPALDING	Nuveen Municipal Market Opportunity Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Thomas Spalding	Registered Investment Company	15	$10.12 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$21.3 million
*	Assets are as of October 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of the portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of October 31, 2013, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Thomas Spalding	Nuveen Municipal Market Opportunity Fund, Inc.	$100,001-$500,000	$ 500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Senior Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987.  Currently, he manages investments for 16 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Market Opportunity Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 6, 2014